UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place Shawnee Mission, KS			66205
(Address of principal executive offices)			(Zip code)

Clay E. Brethour 5420 W. 61st Place Shawnee Mission, KS 66205
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(913) 384-1513

Date of fiscal year end:	March 31, 2017

Date of reporting period:	September 30, 2016

Item 1. Reports to Stockholders.

Semi-AnnualReport

BuffaloFunds

September 30, 2016

Message to Our Shareholders

(Unaudited)

Most capital markets performed well during the past six months ending September 30, 2016. During the June quarter, nearly all asset classes experienced steady price appreciation, including pro-cyclical assets such as domestic equities and crude oil as well as traditional perceived safe-haven assets such as Treasury bonds and gold. However, the relative calm was interrupted by the United Kingdom's June 23rd referendum vote to leave the European Union (BREXIT). With the unexpected outcome, volatility spiked across the board as capital markets attempted to digest the implications of the historic vote. Treasury yields fell and the price of gold increased while the broad-based Russell 3000 Index sold off harshly. Cyclical companies underperformed while stable, dividend-paying equities were relative beneficiaries. Economic uncertainty emanating from the referendum drove the bond market to significantly lower its outlook for Federal Reserve rate hikes, and domestic equities were quickly buoyed by expectations of a supportive response from global central banks.

The equity markets got off to a strong start in the September quarter, driven by fading BREXIT concerns and better than expected jobs numbers in the United Sates. Early July also marked the beginning of a reversal in investor preferences. Investors began to trade out of relatively stable assets and "yield plays" in favor of more economically sensitive investments. Utilities and Telecom went from being the best performing sectors in the first half of the year to the worst while Information Technology and Financials went from the worst to the best. International equity markets began to outperform domestic equities, and the price of gold stopped appreciating. Despite the change in market leadership, equities continued to advance and posted record highs in August. In early September, comments by Federal Reserve officials raised the possibility of an imminent increase in interest rates. In response, the S&P 500 Index dropped 2.45% and the Chicago Board of Options Exchange Volatility Index® (VIX® Index®), a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices, rose 39.89% in a single day. As it became clear there would be no rate increase, markets recovered fairly quickly.

The Russell 3000 Index was up 6.06% in the six month period ending September 30, 2016. The Russell 3000 Value Index outperformed the Russell 3000 Growth Index by 2.29% during the period, and smaller-cap indices such as the Russell Microcap Index, the Russell 2000 Index, and the Russell Midcap Index outperformed the large-cap Russell 1000 Index by 9.39%, 6.79%, and 1.34%, respectively. Within the Russell 3000, Energy was the best performing sector advancing by 12.61%, followed by Information Technology which produced a gain of 10.30%. Meanwhile Utilities declined -0.21% and finished as the worst performing sector and only sector to post a loss for the period. The Consumer Staples and Consumer Discretionary sectors were also relative underperformers within the index producing returns of 0.83% and 1.83%, respectively, during the six month period.

As we write this update the outcome of the U.S. Presidential election is uncertain. Regardless of the victor, the incoming administration will have significant challenges with which to contend such as jumpstarting a lagging economy and addressing rising healthcare costs. While this will likely influence the short-term backdrop of the market, we remain committed to a long-term (3-5+ years) focus for all our investments, supported by exhaustive proprietary fundamental research. This approach has served us well in the past and we feel it will do the same in the future.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Clay E. Brethour
President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Portfolio Management Review

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Buffalo Discovery Fund

The Buffalo Discovery Fund returned 7.93% for the six months ended September 30, 2016, outperforming the Russell Mid Cap Growth Index which appreciated 6.23% during the period. The outperformance was driven by the Fund's stock selection within the Industrial and Financial sectors. In addition the Fund's underweight of Consumer Discretionary equities, the worst performing sector in the benchmark, and it's overweight of Healthcare and Information Technology stocks, the best two performing sectors in the benchmark, also served as a tailwind in the period.

The top contributing equities in the period were Baxalta, Micron Technologies and Cepheid. Baxalta is a biopharmaceutical company that sells drugs to treat hemophilia. Shire acquired Baxalta in the second calendar quarter of 2016. Micron offers semiconductor memory products. Due to overcapacity at the end of 2014, pricing came under pressure in 2015. We added the position to the portfolio late in 2015 anticipating overcapacity issues would resolve and pricing would stabilize, both of which have come to pass and the stock has recovered. Finally, Cepheid is a molecular diagnostic company that sells a highly scalable lab instrument with a broad menu of Food and Drug Administration ("FDA") approved tests applicable to hospital labs, physician office labs and independent labs. Danaher announced plans to acquire Cepheid at an approximate 50% premium during the quarter.

Top detracting stocks in the period were Stericycle, Gentherm and CVS. Stericycle has had multiple earnings resets over the past twelve to eighteen months. The company's medical waste business has experienced pricing pressure, but we believe that the current stock price reflects a pessimistic scenario related to future growth. We do not expect the pricing pressures to extend beyond what the management has already communicated. Gentherm designs, develops, and manufactures thermal management technologies primarily for the automotive and light vehicle markets. Gentherm posted lower than expected earnings in the first part of calendar 2016, driven by a delay in the launch of a new car model. Additionally, macro concerns about peaking U.S. auto production and China weakness weighed on the industry. CVS has been under pressure due to concerns about pharmaceutical pricing and the impact any pricing reform might have on CVS's business model. The lack of transparency in the pharmaceutical supply chain is leveraged by pharmaceutical benefit managers (PBMs) who garner manufacturer discounts on drugs. We believe that PBMs such as CVS lower overall health care expenditure on drugs and the massive and disruptive reforms of the current system are unlikely. CVS equity is trading at an attractive valuation with a free cash flow yield of over 6%; the upside potential in this stock far exceeds the downside risk in our opinion.

We ended the period with 80 stocks in the Fund down from 82 holdings at the end of last fiscal year. The Fund's cash position at the end of the period was 6.6%. Since the start of this calendar year, we have decreased the Buffalo Discovery Fund's Healthcare weighting by about 4% and allocated that capital primarily to the Financial sector.

As the market gyrates between growth and value, we believe the Buffalo Discovery Fund is advantaged, primarily through focusing our research on high quality innovative companies and buying them when the risk / reward is favorable. While we are cognizant of the macroeconomic back drop, we do not base our investment decision upon forecasts of overall economic growth. Instead our top down approach is driven by investing in companies that can be beneficiaries of the Buffalo Secular Growth Trends. We aim to construct a portfolio of high quality companies that benefit from the Buffalo Trends and we let valuation dictate when we buy or sell these companies. Our investment strategy should lead to strong stock selection relative to our benchmark, and in the first half of fiscal 2017 our investment strategy had solid execution.

Buffalo Dividend Focus Fund

The Buffalo Dividend Focus Fund returned 6.38% for the six months ending September 30, 2016, essentially matching the performance of the S&P 500 benchmark return of 6.40%. Notable relative sector contributors were the Energy and Consumer Staples sectors. Relative detractors include Consumer Discretionary and Healthcare. In the Energy sector, the Fund benefited from good stock selection as well as from being overweight in the best performing sector of the benchmark over the last 6 months. The Fund's two relative standout performers include Devon Energy and Noble Midstream Partners. Devon's stock performance was driven by an approximate 26% increase in the price of oil during the quarter, a divestiture program of over $3 billion which helps shore up the company's balance sheet, and positive drilling results from the company's STACK play in Oklahoma. Noble Midstream Partners is a master limited partnership sponsored by investment grade rated Noble Energy. Noble Midstream has oil and gas gathering and water assets in the DJ Basin in Colorado as well as the Delaware Basin in West Texas. The company currently has a 5.1% yield and market analysts believe that the distribution will grow over the next 3-5 years, which helped drive the shares higher during the quarter.

The Fund also benefited from good stock selection relative to the benchmark in the Consumer Staples sector

Portfolio Management Review

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during the semi-annual reporting period. The Fund's two relative standout performers included Kraft Heinz and Pinnacle Foods. Kraft Heinz has benefited from significant cost cutting and greatly improved margins over the last few quarters which has surprised consensus. Pinnacle Foods continues to execute their business plan as one of the leading providers of high-quality food products in North America. Their most well-known brands include Bird's Eye (frozen vegetables), Duncan Hines (baking mixes/frostings), Vlassic pickles, and Wish Bone salad dressings. The company recently acquired Boulder Brands, a provider of spreads and gluten free products, and cost synergies are running higher than originally estimated, which also provided a boost for the stock.

In Consumer Discretionary, the Fund has been hurt by poor stock selection as well as not owning Amazon.com (AMZN), which does not pay a dividend. Amazon.com has returned approximately 41% over the six month ended September 30, 2016 and comprised an average weight in the S&P 500 Index of approximately 1.52%. The absence of AMZN cost the Fund approximately 44 basis points of relative performance versus the index during the period. In terms of companies the Fund owns, the biggest relative detractors in the Consumer Discretionary sector were Target and Carnival Cruise Lines. Target has reported disappointing comparable store sales as well as lowered guidance during the last few quarters, which has raised fears that online retailers such as Amazon.com are rapidly taking share from bricks and mortar retailers. Carnival Cruise Lines has suffered from concerns on demand in Europe (terrorist attacks and BREXIT) and China (capacity relative to demand) as well as increasing fuel prices which is a headwind for earnings estimates.

In Industrials, the Fund was also hurt by poor stock selection where the biggest detractor was Delta Airlines (DAL). Despite a continuation of solid fundamentals for airlines relative to the bankruptcy laden days of the past, DAL suffered from concerns over capacity growth, lower passenger revenue per available seat mile (PRASM), as well as terrorist attacks, BREXIT, and rising fuel prices.

As we write this update, all eyes are focused on the upcoming U.S. political elections and potential actions taken by the Federal Reserve in terms of future interest rate hikes. Slow global growth and potentially lower for longer interest rates continue to provide a tailwind for dividend paying equity securities. However, this tailwind is already reflected in the valuations of many stable, higher yielding securities. We continue to mention that we are in the second longest bull run in history and the full impacts of the U.K.'s decision to exit the European Union ("EU") and the potential for others to do the same are still unknown. Lastly, potential market disconnects driven by the massive amount of stimulus provided by global central banks in recent years also creates uncertainty in the markets in both the short and long term. With that said, we continue to believe the portfolio is well positioned going forward as we continue to own and search for wide moat companies trading at what we view as reasonable valuations that have both sustainable current yields as well as the ability to grow these yields over time. We believe these types of companies will help the Fund in down market periods while also allowing for adequate risk-adjusted participation in up markets as well.

Buffalo Emerging Opportunities Fund

The Buffalo Emerging Opportunities Fund posted a return of 13.61% for the six-month period ending September 30, 2016, besting the Russell 2000 Growth Index return of 12.76%.

Software, particularly software-as-a-service (SaaS), companies experienced a strong rally in the period and the Fund benefitted as it remained overweight in the Information Technology sector. The rally was driven by a recovery in valuations as well as numerous acquisitions in the sector by larger software companies and private equity firms. The Fund benefitted as several of our holdings were acquired. inContact, Inc., a provider of contact center software and telecommunications connectivity, was acquired by NICE Systems on May 19 at a 55% premium to the previous day's close. Additionally, Demandware, Inc., a provider of e-commerce software, was acquired by Salesforce.com on June 1 at a 52% premium to the previous day's close. The Fund also benefitted when LogMeIn, a provider of remote access for people to connect to customers and colleagues, merged with Citrix's GoTo business. Finally, the Fund benefitted as Apigee, a software provider connecting data from their customer's IT systems to web enabled applications used by those same customers, their partners and their employees, was acquired by Google. Other software holdings such as Mimecast, SPS Commerce, 8x8, and Amber Road were also key contributors to the Fund's returns in the period.

We anticipate that strategic buyers will continue to pursue acquisitions in the sector as they look for their next growth leg eight years into an economic recovery. Additionally, financial buyers such as private equity firms have begun investing aggressively in the space and have raised additional money that they need to put to work.

Outside of the IT sector, Healthcare was also a contributor to the Fund's performance with standouts including Tactile Systems, a medical device manufacturer for the treatment of lymphedema (chronic swelling), Omnicell, a manufacturer of medical cabinets which help to automate

(Unaudited)

medication administration, and Aratana Therapeutics, a developer of medications for pets.

Conversely, the Fund lagged in both the Consumer Discretionary and Consumer Staples sectors. Restaurants were a key area of underperformance, led by Fiesta Restaurant Group, which struggled to open productive restaurants of its Pollo Tropical concept in a new market (Texas) and Fogo de Chao, which was hindered by its restaurants in Brazil that struggled with currency, recession, and civil unrest. Other key laggards included Chef's Warehouse, a distributor of specialty foods to high-end restaurants, which had some difficulty integrating recent acquisitions and Motorcar Parts of America, a manufacturer of aftermarket, non-discretionary auto parts, as a mild winter led to fewer part failures.

Given the market's positioning in the latter stages of an eight-year bull market and the political uncertainty created by this unheralded U.S. Presidential election cycle, stocks on the smaller end of the market cap spectrum are seeing outsized changes in prices. We remain focused on valuations and fundamentals which caused us to be more active in trimming or selling positions that have appreciated closer to our fair value targets and replacing them with securities that we believe have a better risk/reward profile. We exited 18 positions and added 21 new holdings, ending the period with 67 holdings. We continue to look for prudent ways to deploy cash and we remain long-term focused, aiming to be shrewd when the market environment presents opportunity.

As we write this update in early November, we look forward to the markets moving past this unheralded Presidential election. We believe that with the prospect of rising interest rates at the Fed and valuations generally at the higher end of the spectrum, we need to continue to be nimble by trimming or selling holdings that approach our fair value targets and by adding new holdings as opportunities present themselves. The Buffalo Emerging Opportunities Fund is focused primarily on identifying innovation within U.S. companies with North American revenue bases. We continue to believe that this should benefit the Fund as the U.S. economy appears steady in contrast to a host of alternative countries. We also believe the landscape for potential acquisitions should benefit the Fund as larger companies search for growth as the economic recovery approaches the later innings.

Buffalo Flexible Income Fund

The Buffalo Flexible Income Fund produced a return 4.73% for the six months ending September 30, 2016. This result underperformed the S&P 500 Index return of 6.40% and the Bank of America Merrill Lynch High Yield Master II

Index return of 11.69%. The Fund's peer group index, the Lipper Mixed Asset Allocation Moderate Funds Index, produced a return of 5.38% during the semi-annual period.

The equity portion of the portfolio produced a return of 5.22%, a result that underperformed the S&P 500 Index for the six month period. The relative underperformance was primarily driven by results from the industrial and energy sectors of the portfolio. The underperformance within the industrial segment was primarily due to security selection where our investments in Pitney Bowes and General Electric detracted from the Fund's performance over the six month time frame. Pitney Bowes was negatively impacted by weak earnings due to lower software and small and medium business sales. General Electric's performance was negatively impacted when it reported weaker than expected 2nd quarter earnings due to oil and gas results, as well as, higher corporate expenses. The underperformance in energy was also primarily due to security selection by way of our investment style preferences. The Fund primarily invests in large cap dividend paying companies with wide moats which underperformed many of the small- and medium-sized energy companies as oil prices rebounded during the period. Many of these companies experienced significant price depreciation in 2015 and early 2016 when oil declined into the $30 price range.

The fixed income portion of the Fund generated a return of 6.21% for the semi-annual period. This result trailed the Bank of America Merrill Lynch High Yield Master II Index return of 11.69%. During the first half of the year, the CCC segment of the index posted the best returns while the higher quality sectors of the index lagged. The Fund's holdings are primarily concentrated in the higher quality B and BB-rated segments of the high yield universe and consequently the Fund tends to lag when the lower quality segments outperform as they did during this semi-annual reporting period. Aside from the credit quality factor described above the primary sectors that detracted from relative performance were consumer discretionary, information technology and energy. The relative underperformance in consumer discretionary was due to both the sector allocation impact and security selection. The Fund was significantly overweight in consumer discretionary companies which were one of the worst performing sectors within the index on a relative basis. Additionally, performance was negatively impacted by security selection as Lions Gate Entertainment's convertible bonds were negatively impacted by several weakly-received films. Within information technology, the relative underperformance was primarily due to security selection. Nuance Communications reported disappointing results in the 2nd quarter as the company was negatively impacted by weakness in its healthcare business which was adversely influenced by a soft pricing environment and fewer

Portfolio Management Review

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transcription lines. Additionally, the company is transitioning from a perpetual software license model to a subscription model which has resulted in some uncertainty surrounding revenue visibility. Lastly, the underperformance in energy was due to security selection as most of the lower credit quality energy companies generated the best returns over this time frame as many of these bonds were priced for bankruptcy when oil dipped into the $30 range. Historically, the Fund has only invested in higher quality energy companies that have low leverage and are low cost producers given the unpredictability associated with forecasting energy prices. The top individual contributors to the Fund's fixed income performance included Valeant's 6.375% senior notes, Gulfport's 7.75% senior notes and Approach Resources 7.00% senior notes. The largest relative detractors to the fixed income return were Nuance Communications 1.50% convertible bonds, Alere's 3.00% convertible notes and Lions Gate Entertainment's 4.00% convertible bonds.

Looking ahead we continue to search for new investment opportunities across the yield spectrum. Within the equity universe we continue to focus most of our attention on large cap, wide moat potential dividend payers. Within fixed income, we are focused on high yield bonds, convertible bonds and banks loans. More recently we have been finding better value in shorter duration high yield bonds but continue to believe that bank loans should provide value if the Federal Reserve starts to increase interest rates. Bank loans are one of the few asset classes that may increase in value as the Fed Fund rate increases. Within the convertible bond space, we are looking at both "busted converts" and converts with equity upside potential.

Buffalo Growth Fund

The Buffalo Growth Fund returned 5.82% for the six months ended September 30, 2016, compared to the benchmark Russell 1000 Growth Index return of 5.22%. Among the top contributors during the quarter were Amazon.com, Qualcomm, and Quintiles. Amazon.com's shares set all-time highs after the company reported record profits. The results were driven by higher profit margin in its North American ecommerce business combined with robust sales growth. In addition, its web services business continued to grow profitably at a torrid pace with sales growth of over 60%. Qualcomm reported strong results driven by better performance in China, where it has had difficulty collecting all royalties due. In addition, it signed a licensing agreement with GuangDong OPPO Mobile Telecommunications Corp. Ltd. (OPPO), a Chinese handset manufacturer, which should drive royalties in China higher. Finally, Quintiles share more than recouped a sell-off led by an announced merger with IMS Health. Initial uncertainty over the merger wore off as the potential benefits were more clearly explained by management. Also, Quintiles reported strong earnings results in July and raised its earnings growth target for the year.

Detractors in the period were Stericycle, Nike, and Allergan. Shares of Stericycle declined on weaker reported growth and reduced guidance for its fiscal year. The company has experienced pricing headwinds in its medical waste business and two larger acquisitions have taken longer to integrate and yield synergies. Stericycle still remains a beneficiary of increasing utilization of medical care with an aging population. Next, Nike shares traded lower during the period due to deceleration in growth. In particular, its business in North America has faced headwinds from higher wholesale inventories and renewed competitive intensity from Adidas. Finally, Allergan shares sold off after the U.S. Treasury Department imposed curbs on corporate tax inversions. The new regulations led Pfizer and Allergan to call off a merger, leading to a sharp sell-off in shares as the takeout premium eroded on the failed merger.

The outlook for global growth remains sluggish and without a significant improvement there is not an incentive for investors seek growth companies that rely more heavily on cyclical end markets. Energy has bounced off lows, but many questions remain about potential for durable demand growth as well as the ability of the Organization of Petroleum exporting Countries (OPEC) to control supply. With the Federal Reserve biased to raise rates once again despite the sluggish global outlook, we remain cautious. The domestic economy remains in better shape than its developed market peers. However, it remains a unique and slow moving recovery. As a result of these factors, we have positioned ourselves to take on less risk, preferring more potential hedging against downside rather than maximize leverage to upward movements.

Buffalo High Yield Fund

The Buffalo High Yield Fund posted a total return of 5.44% for the six month period ending September 30, 2016, underperforming the Bank of America Merrill Lynch High Yield Master II Index (the "Index") by 625 basis points (bps), which returned 11.69% during the same period. The Fund also lagged the Lipper High Yield Bond Funds Index by 463 basis points, which returned 10.07%.

After producing robust positive returns in the first two quarters of 2016, the U.S. high yield sector continued to generate positive performance in the September quarter with returns modestly decelerating on a sequential monthly basis during the quarter. The market gain was driven by: (i) strengthening commodity sector pricing, (ii) continued

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global accommodative monetary policies which enhances the relative value of high yield investments, (iii) defaults rates declining after peaking earlier in the year and have mostly been confined to the energy and metals sectors, (iv) reduced market volatility as measured by The Chicago Board of Options Exchange Volatility Index® (VIX® Index®), a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices, and (v) continued slow, albeit, positive growth in the U.S. economy. The 10-year Treasury bond returned 231bps during the quarter while the S&P 500 stock index returned 640bps.

According to data from JP Morgan, high yield funds experienced modestly negative outflows during the six month period ending in September of about $300 million compared to $10 billion inflows during our annual reporting period ending in March. High yield new issuance rose sequentially in the time period to about $183 billion compared to $93 billion ending March 2016, and $156 billion for year-over-year period ending September 30, 2016.

During the semi-annual reporting period, the yield on the 10-year Treasury bond fell by 17 bps from 1.77% to 1.60%. The modest decline in Treasury yields had only a limited favorable impact on the returns of investment grade and BBB crossover issues that are sensitive to movement in interest rates while having minimal impact on bonds rated at the lower end of the credit spectrum (i.e., CCCs). This led to relative underperformance in higher quality fixed income securities for the six month period. According to data from BofA Merrill Lynch, the BB-rated segment returned 5.39%, which lagged the B-rated and CCC-rated segments returns of 8.00% and 18.44%, respectively. The Fund's straight bond segment continues to be biased toward higher-quality bonds with relatively short durations and this was a significant factor in the Fund's relative underperformance over the past six months. The Fund is also underexposed to the energy and materials sectors, which were the best performing sectors of the index. We have historically avoided investing in these commodity driven sectors due to our lack of conviction in forecasting commodity prices, and the resultant cyclicality in operating performance of these names.

According to data from JP Morgan, the U.S. high yield market's spread to worst for the period ending Sept 30 was 558 basis points, a decline of 195bps from March 31, 2016, and 50bps below its 20-year historical average of 608 basis points. The yield to worst for the high yield market at period end was 6.67% which was below its 20-year average of 9.34%, and 141bps less than the yield of 8.08% at the end of the preceding time period.

The Fund's cash balance at the end of the Sept quarter declined from the June quarter's levels by 820bps reflecting new purchases and asset flows. The Fund's composition by asset class at quarter end was as follows:

	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016
Straight Corporates	67.20%	59.70%	65.10%	66.80%	71.10%
Convertibles	15.70%	13.80%	12.30%	11.70%	13.80%
Bank Loans	2.10%	3.30%	8.40%	10.60%	11.20%
Convertible Preferred	0.90%	0.90%	0.80%	1.30%	1.50%
Common Stocks	5.20%	5.20%	2.90%	2.80%	0.00%
Cash	8.90%	17.10%	10.60%	6.90%	2.40%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

The approximate rate and contribution of return from the various asset classes in the Fund during the quarter is as follows:

	APPROXIMATE UNWEIGHTED RETURN	APPROXIMATE CONTRIBUTION TO RETURN
Straight Corporates	6.9%	4.5%
Convertibles	7.7%	0.9%
Bank Loans	3.2%	0.3%
Convertible Preferred	-2.3%	0.0%
Common Stocks	10.6%	0.3%
Cash	0.0%	0.0%
Fees and Expenses	NM	-0.4%
Total	5.4%	5.4%

As shown in the table above, Straight Corporates, Convertibles, Bank Loans and Common Stocks had positive returns. Convertible Preferred had negative returns; however, this asset class only represented 1.5% of assets. All of the Fund's asset classes underperformed the Index total return during the period.

Specific securities that contributed most positively to performance include KCG Holdings 6.875% (convertible), DigitalGlobe Inc. 5.25% (straight corporate), and Monitronics International Inc. 9.125% (corporate). KCG improved on a more active security trading environment and stronger financial results. DigitalGlobe was up on improving financial performance. Monitronics gained as financial results were ahead of market expectations.

Specific securities that detracted most from performance include Concordia International 9.5% (straight corporate), Nuance Communications 1.5% (convertible), and Concordia International T/L B (bank loan). Concordia declined as takeover speculation failed to materialize, concerns regarding regulation on drug pricing, and the currency impacts due to the British vote on the EU referendum. Nuance fell on concerns regarding competitive product introductions, disappointing financial results, and a large shareholder sale.

The market for high yield securities has stayed well bid as yields and spreads have moved lower. Major central

Portfolio Management Review

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banks across the globe continue to remain accommodative with zero to negative interest policies, they continue to expand their balance sheets, and investors have driven yields to record lows. Over $12 billion of global bonds traded with negative yields toward quarter's end. As investors search for yield, they are raising pricing for the high yield sector. Declining bond defaults and improving commodity prices provided further foundation for investors to bid on the most speculative areas of the high yield market. Nevertheless, there are several near term obstacles that we believe could cause yields to rise. The U.S. Federal Reserve is laying the ground work for a rate increase in December with the potential for additional increases next year. The U.S. election cycle has been fairly unconventional and has created a polarized political environment. The reaction to the final results domestically, and globally, may have an impact on the investment environment. Finally, Britain and Europe will need to negotiate a settlement in order for the United Kingdom to leave the EU.

Within this environment of low yields and rising uncertainty, we are managing the Fund cautiously yet actively. During the time period we initiated 77 new positions and 97 positions were called, trimmed, or liquidated. The Fund ended the time period with 136 positions (excluding cash) representing 110 companies/issuers compared to the previous quarter's level of 150 positions (excluding cash) representing approximately 133 companies/issuers. With the recent reduction in yields and spreads, we are managing the Fund to focus on high-quality issuers with defensive business models and manageable credit metrics. We continue to believe that our equity-like securities (such as convertibles and convertible preferreds) offer a more favorable risk/reward tradeoff than highly leveraged straight corporate bonds, however they would likely lag in an environment of declining equity market volatility. We will continue to deploy the Fund's cash in opportunities that we believe offer the most appealing risk/reward tradeoffs with a bias toward high credit quality, appealing business models, relatively short duration, and at what we perceive to be attractive relative values.

Buffalo International Fund

Most capital markets performed well in the six month period ending September 30, 2016. Nearly all asset classes experienced steady price appreciation during the second calendar quarter, including pro-cyclical assets such as domestic equities and crude oil as well as traditional perceived safe-haven assets such as Treasury bonds and gold. The relative calm was interrupted by the United Kingdom's June 23rd referendum vote to leave the European Union (BREXIT). Volatility spiked across the board as capital markets attempted to digest the implications of the historic vote. Treasury yields fell and the price of gold increased while the international equities sold off harshly. Cyclical companies underperformed while stable, dividend-paying equities were relative beneficiaries. Economic uncertainty emanating from the referendum drove the bond market to significantly lower its outlook for Fed rate hikes, and domestic equities were quickly buoyed by expectations of a supportive response from global central banks.

International equity markets rebounded strongly in the third quarter, driven by fading BREXIT concerns and better than expected jobs numbers in the U.S. Early July also marked the beginning of a reversal in investor preferences. Investors began to trade out of relatively stable assets and "yield plays" in favor of more economically sensitive investments. Utilities and telecom went from being the best performing sectors in the first half of the year to the worst. Technology and financials went from the worst to the best. International equity markets began to outperform the U.S., and the price of gold stopped appreciating. Most international equity markets performed better than the U.S., driven by a post-BREXIT bounce and better data out of China. Despite the change in leadership, equity markets continued to advance and posted record highs in August.

In this positively biased environment, the Buffalo International Fund posted a 6.67% return for the six month period ending September 30, 2016, ahead of our benchmark, the Russell Global Ex-US Index, which produced a 6.36% return in the same period.

The Fund's underweight exposure to the energy sector was a drag on performance during the period as energy prices rebounded strongly from the prior six months. Weightings in the information technology sector helped our performance as technology continued to do well as an overall category. Despite a small drag from our industry weightings, cash and currency, overall we beat our benchmarks with the help from specific stock selection.

Notable positive stock contributors for the quarter included Wirecard AG, Adidas AG and KUKA AG. Wirecard, discussed in previous commentary rebounded steadily after short attacks on the company were found to provide little substance. Adidas, a manufacturer of sporting goods and apparel, continued to grow steadily as their product lines became more in-tune with consumers, and KUKA, a manufacturer of assembly robots, received a buyout offer from Midea, a Chinese powerhouse in white goods and appliances.

Detractors from performance this semi-annual period included Criteo SA, Bayer and Allergan. Allergan, a pharmaceutical manufacturer, was particularly hurt by increased political scrutiny on pricing in the pharmaceutical industry as well as spillover from a competitor's

(Unaudited)

unorthodox revenue recognition policies which have no bearing on Allergan's accounting practices. Bayer underperformed as investors were unenthusiastic about the company's intended takeover of Monsanto, well known for their genetically modified seed business. Criteo SA, which places online advertising for customers, was penalized as investors became concerned that the increasing prevalence of header-bidding would impact future ad pricing and margins.

Having shrugged off their post-BREXIT hysteria, and gotten past a potential U.S. Fed rate hike in September, investors have taken comfort as Japan has moved to the forefront of monetary policy with a shift away from simple quantitative easing (QE) toward price targeting — the activity of purchasing bonds of specific durations in an effort to control the yield curve, or term structure of interest rates. While we remain unsure of the benefit of further Central Bank activity, Central Banks continue to remain committed to their unconventional monetary policies to support markets and have increasingly been pushing governments to ignore debt levels and spend more. The markets seem to like the current message. China issues have been placed on the back burner as exchange rates and monetary flows have stabilized and inflation indicators have risen for the first time in fifty-four months. Investors still seem to be saying as long as markets go up, let's not get too worried about the details.

Our investment process favors a long-term secular growth perspective coupled within the context of our country specific macro analyses and individual stock selection. We recognize that our process intentionally underweights certain sectors and that characteristic may lead to relative underperformance over certain time frames. While this approach remains unchanged, we will look for further market dislocations as an opportunity to buy, or add to, companies that are exposed to secular growth trends, have what we believe to be improving balance sheets and sustainable business models and whose valuations will likely provide appropriate prospective returns relative to their risks, in our view.

Buffalo Large Cap Fund

The Buffalo Large Cap Fund returned 10.18% for the six months ended September 30, 2016, outperforming the Russell 1000 Growth Index which appreciated 5.22% during the period. The outperformance was driven by the Fund's holdings in the Consumer Discretionary, Healthcare and Information Technology sectors. The Buffalo Large Cap Fund achieved this result despite its underweight of Information Technology, the second best performing sector in the benchmark returning 8.11% in the period. Stock selection clearly drove the outperformance.

The top contributing equities in the period were Amazon, Micron Technologies and Cepheid. Amazon's stock appreciated in the quarter as both the ecommerce and web service business had strong growth and margin expansion. The model appears to have reached an inflection point, delivering strong incremental margins in the North America ecommerce business as well as the Web Service business. These accretive incremental margins are translating in strong cash generation. Micron offers semiconductor memory products. Due to overcapacity at the end of 2014, pricing came under pressure in 2015. We added the position to the portfolio late in 2015 anticipating overcapacity issues would resolve and pricing would stabilize, both of which have come to pass and the stock has recovered. Finally, Cepheid is a molecular diagnostic company that sells a highly scalable lab instrument with a broad menu of FDA approved tests applicable to hospital labs, physician office labs and independent labs. Danaher announced plans to acquire Cepheid at an approximate 50% premium during the period.

Top detracting stocks in the period were CVS and Chipotle Mexican Grill. CVS has been under pressure due to concerns about pharmaceutical pricing and the impact any pricing reform might have on CVS's business model. The lack of transparency in the pharmaceutical supply chain is leveraged by PBMs who garner manufacturer discounts on drugs. I believe that PBMs such as CVS lower overall health care expenditure on drugs and that massive and disruptive reform of the current system are unlikely. CVS equity is trading at what we view as an attractive valuation with a free cash flow yield of over 6%; the upside potential in this stock far exceeds the downside potential in our opinion. Chipotle continues to see comparable store sales declines in the wake of the food safety scare in late 2015. Nevertheless we believe in time customers will return to Chipotle as it offers high quality food at a very good value to the customer.

We ended the period with 42 stocks representing 41 companies as we hold both the Class A and Class C stock of Alphabet. In the first half of fiscal 2017, we exited six positions, and added four new stocks to the Fund.

A consistent approach we have taken this year in positioning the portfolio is to assume risk when we are paid to do so, but at the same time incorporate more potential downside protection by adding predictable and stable businesses to the portfolio but only at what we view as attractive valuations. As the market has gyrated between growth and value, the Buffalo Large Cap Fund has benefitted,

Portfolio Management Review

(Continued) (Unaudited)

primarily through focusing on high quality companies and buying them when the risk reward is favorable. In the third quarter we increased the Fund's exposure to less economically sensitive equities as those names sold off, harvesting from more volatile stocks. While we are cognizant of the macroeconomic back drop, we do not base our investment decision upon forecasts of overall economic growth. Instead our top down approach is driven by investing in companies that can be beneficiaries of the Buffalo Secular Growth Trends. We aim to construct a portfolio of high-quality companies that can benefit from the Buffalo Trends and we let valuation dictate when we buy or sell these companies. Our investment strategy should lead to strong stock selection relative to our benchmark, and in the first half of fiscal 2017 the investment strategy had solid execution.

Buffalo Mid Cap Fund

The Buffalo Midcap Fund produced a return of 6.98% which outperformed the Russell Midcap Growth Index return of 6.23%. The Index was primarily driven higher largely from contributions from the information technology and healthcare sectors. The Fund outperformed the Index in both of those sectors as well as seven of the eleven sectors that makeup the index. The Fund's relative outperformance was primarily driven by stock selection in the industrials, financials, consumer staples, and healthcare sectors; the consumer discretionary and telecommunication services sectors were detractors from relative performance during the period.

The Fund's largest contributor to performance was Cepheid, a healthcare diagnostic company which was first purchased by the Fund late last year. The company received an offer to be acquired by Danaher at a greater than 50% premium to where the stock was trading. We had taken a position in the company at attractive prices, believing that the market was not recognizing the value of the company correctly after a period of poor execution that was largely in the rear view mirror.

Industrials also generated positive contribution for the Fund led by Acuity Brands and Trex Company. Acuity Brands designs and manufactures lighting fixtures and related products and has benefitted from the conversion to energy efficient light-emitting diode (LED) lighting and higher margin automated systems and solutions. The company holds the leading market share position in North America in this industry. Meanwhile Trex, which manufactures a high-performance, low-maintenance wood-alternative decking and railing outdoor living products, performed well in the semi-annual period. We believe the company has benefitted from an improving residential repair and remodel market, lower input costs, and continues to gain share within the composites market. We remain positive on the long-term fundamentals of the company and believe it has a large opportunity to take market share from wood products which maintain an 85% share of the decking and railing market as measured by volume.

Financial stocks also contributed to the Fund's outperformance during this six month reporting period. MarketAxess Holdings and MSCI were the top performers for the Fund within financials. MarketAxess Holdings, which operates an electronic trading platform for fixed-income securities, and provides market data and post-trade services for the global fixed-income markets, continued to benefit from the trend in electronic trading of fixed income securities away from traditional phone orders. MSCI, a leading provider of benchmark indexes and portfolio risk analytics tools to institutional investors, continued to benefit from the growth in indexing, better cost control and more aggressive capital allocation (share repurchases).

Consumer staples were also an area that experienced positive stock selection during the period. The sector's performance was driven by WhiteWave Foods, which agreed to be purchased by Danone for a premium of approximately 24% above the its stock's 30-day average trading price and 19% over the previous day's closing price.

Overall, we were pleased with returns made during the period, especially given the market volatility, sector rotation and movement between growth and value stocks. Through it all, we continue to focus our efforts on finding high quality, secular growth companies at valuation levels that are attractive. Due to strong recent returns and uncertainty regarding interest rates and the U.S. election in November, we would not be surprised to see greater volatility ahead. We continue to take gains on stocks we believe are ahead of their intrinsic value and have a growing list of stocks that are attractive at lower levels. We remain convinced that the inefficiencies inherent in the small and mid-cap market spectrum in addition to where we are in the economic cycle are best suited for disciplined, active management of the portfolio and are thankful for your continued support as shareholders.

Buffalo Small Cap Fund

The Buffalo Small Cap Fund produced a return of 13.22% which outperformed the Russell 2000 Growth Index return of 12.76% during the semi-annual period. The Index was driven higher largely due to gains in the healthcare and technology sectors which each gained about 20%. The Fund outperformed the Index in both of those sectors as well as financial services, allowing the Fund to overcome underperformance in consumer discretionary, materials and industrials to slightly outperform the Index overall.

(Unaudited)

There were several stocks that participated in the Fund's healthcare outperformance, but the best performer was Nevro Corporation which gained 85.28% in the period. Nevro has experienced exceptional market acceptance of their newly approved spinal cord stimulation device called Senza, and has dramatically outperformed Wall Street estimates. The company still has a fairly low market share of this sizable market and is likely expanding the market due to its superiority over existing products and ease of implantation by doctors.

LogMeIn, Inc. was a key contributor to technology outperformance over this semi-annual reporting period. LogMeIn surprised investors with a decision to merge with Citrix's GoTo business, one of their main competitors in the web conferencing market. LogMeIn negotiated on behalf of their shareholders extremely well. Despite contributing only about a third of the new entity's revenue, LogMeIn shareholders will receive half of the ownership of the combined company. The Street responded very favorably to the deal with the stock gaining over 79.90% during the six month period.

Consumer-related underperformance for the Fund over the past six months was largely due to weakness in Gentherm and Sonic Restaurants. Gentherm, a supplier of heating and cooling systems for automobile seats, suffered from competitive concerns and a trade down from their customers into lower priced solutions which depressed their revenue growth. We have become more concerned about peaking auto sales in addition to the company specific headwinds at Gentherm and opted to exit the position during the period. Meanwhile Sonic Restaurant's shares declined as poor weather and slowing economies in their core markets of Texas and Oklahoma weighed on same store sales results. The company has done an excellent job of managing costs through this weak period and this position remained in the Fund as of September 30, 2016.

Overall, we were pleased with the Fund's total return during the period, especially given the outsized returns made in sectors in which we typically do not invest such as materials and utilities (both gained over 20% during the period). Growth stocks in our more familiar sectors like technology and healthcare have now started to show better relative performance which is encouraging. Due to strong recent returns and uncertainty regarding the U.S. election in November, we would not be surprised to see greater volatility ahead. We continue to take gains on stocks we believe are ahead of their intrinsic value and have a growing list of stocks that are attractive at lower levels. We remain convinced that the inefficiencies inherent in this part of the market cap spectrum in addition to where we are in the economic cycle are best suited for disciplined, active management of the portfolio and are thankful for your continued support as shareholders.

Sincerely,

John C. Kornitzer
President, KCM

Earnings growth is not representative of the fund's future performance.

A basis point is one hundredth of a percentage point (0.01%)

Cash flow is the net amount of cash moving into and out of a business.

Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

A Standard & Poor's Rating of B means an obligor is more vulnerable the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. A Standard and Poor's Rating of BB means an obligor is less vulnerable in the near term than other lower-rated obligors. A Standard and Poor's Rating of CCC means an obligor is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. The highest rating is AAA and the lowest rating is D. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Duration is a commonly used measure of the potential volatility of the price of debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Investment Results

Total Returns as of September 30, 2016 (Unaudited)

			AVERAGE ANNUAL
	GROSS EXPENSE RATIO*	SIX MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Buffalo Discovery Fund (inception date 4/16/01)	1.02%	7.93%	11.44%	17.53%	10.26%	8.59%
Russell 3000 Growth Index	N/A	5.76%	13.64%	16.56%	8.80%	6.12%
Russell Mid Cap Growth Index	N/A	6.23%	11.24%	15.85%	8.51%	7.90%
Lipper Multi-Cap Growth Funds Index	N/A	7.50%	9.58%	15.04%	7.68%	5.54%
Buffalo Dividend Focus Fund (inception date 12/03/12)	0.98%	6.38%	14.03%	N/A	N/A	13.27%
S&P 500 Index	N/A	6.40%	15.43%	N/A	N/A	14.32%
Lipper Equity Income Funds Index	N/A	6.25%	14.61%	N/A	N/A	11.73%
Buffalo Emerging Opportunities Fund (inception date 5/21/04)	1.48%	13.61%	12.92%	17.11%	6.57%	7.22%
Russell 2000 Growth Index	N/A	12.76%	12.12%	16.15%	8.29%	8.69%
Lipper Small-Cap Growth Funds Index	N/A	11.57%	10.96%	14.60%	7.20%	7.65%
Buffalo Flexible Income Fund (inception date 8/12/94)	1.01%	4.73%	9.96%	8.39%	6.05%	7.07%
S&P 500 Index	N/A	6.40%	15.43%	16.37%	7.24%	9.33%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	11.69%	12.82%	8.24%	7.59%	7.67%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	5.38%	9.34%	8.76%	4.88%	6.86%
Buffalo Growth Fund (inception date 5/19/95)	0.92%	5.82%	11.85%	15.18%	8.56%	9.66%
Russell 1000 Growth Index	N/A	5.22%	13.76%	16.60%	8.85%	8.39%
Lipper Large Cap Growth Funds Index	N/A	7.06%	10.96%	15.36%	7.56%	7.30%
Buffalo High Yield Fund (inception date 5/19/95)	1.03%	5.44%	6.17%	6.86%	6.47%	7.30%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	11.69%	12.82%	8.24%	7.59%	7.35%
Lipper High Yield Bond Funds Index	N/A	10.07%	9.45%	7.53%	6.16%	5.97%
Buffalo International Fund (inception date 9/28/07)	1.06%	6.67%	11.84%	9.49%	N/A	2.71%
Lipper International Funds Index	N/A	5.59%	7.76%	8.25%	N/A	0.24%
Russell Global (ex USA) Index Net	N/A	6.36%	10.16%	6.58%	N/A	0.09%
Buffalo Large Cap Fund (inception date 5/19/95)	0.95%	10.18%	13.48%	16.99%	8.09%	9.13%
Russell 1000 Growth Index	N/A	5.22%	13.76%	16.60%	8.85%	8.39%
Lipper Large-Cap Growth Funds Index	N/A	7.06%	10.96%	15.36%	7.56%	7.30%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	6.98%	5.25%	12.34%	7.09%	7.63%
Russell Midcap Growth Index	N/A	6.23%	11.24%	15.85%	8.51%	8.14%
Lipper Mid-Cap Growth Funds Index	N/A	7.18%	9.14%	14.00%	8.05%	7.10%
Buffalo Small Cap Fund (inception date 4/14/98)	1.01%	13.22%	11.46%	14.17%	6.58%	10.97%
Russell 2000 Growth Index	N/A	12.76%	12.12%	16.15%	8.29%	5.27%
Lipper Small-Cap Growth Funds Index	N/A	11.57%	10.96%	14.60%	7.20%	5.93%

*  As reported in the Funds' Prospectus dated July 29, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The Buffalo Discovery, Dividend Focus, Flexible Income, International, Large Cap, Mid Cap, and Growth Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Emerging Opportunities and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days.

(Unaudited)

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Russell 2000 Growth Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell Global Index is designed to measure the performance of the global equity market based on all investable equity securities. The Russell Global Index represents 98% of the investable universe, reflecting the performance of over 10,000 securities in 47 countries. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell 3000 Index is a capitalization-weighted stock market index that seeks to be a benchmark of the entire U.S stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in the American based on market capitalization. Russell 3000 Value Index is based on the Russell 3000 Index and it measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates. The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 stocks. The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap", while the S&P 500 index is used primarily for large capitalization stocks. The Russell Midcap Index measures performance of the 800 smallest companies in the Russell 1000 Index, with weighted average market capitalization of approximately $6.7 billion, median capitalization of $3.6 billion, and market capitalization of the largest company $13.7 billion. The Russell 1000 Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000 Index, which represents about 90% of the total market capitalization of that index.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Expense Example

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 – September 30, 2016).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or trans- action fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at pre- vailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Flexible Income, Dividend Focus, International, Large Cap, Mid Cap, Discovery and Growth Funds within 60 days of purchase. The Buffalo High Yield, Emerging Opportunities and Small Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,077.20	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,063.80	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$4.80

*  Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,136.10	$7.87
Hypothetical (5% return before expenses)	$1,000.00	$1,010.37	$7.41

*  Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(Unaudited)

BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,047.30	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,058.20	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$4.60

*  Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,054.40	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,076.20	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$5.30

*  Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,101.80	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$4.80

*  Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,067.80	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD APRIL, 2016 - SEPTEMBER 30, 2016*
Actual	$1,000.00	$1,129.80	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Allocation of Portfolio Holdings

Percentages represent market value as a percentage of investments as of September 30, 2016 (Unaudited)

BUFFALO DISCOVERY FUND

Common Stock	91.89%
REITS	2.23%
Short-Term Investments	5.88%
100.00%

BUFFALO DIVIDEND FOCUS FUND

Common Stock	92.55%
REITS	1.52%
Short-Term Investments	5.93%
100.00%

BUFFALO EMERGING OPPORTUNITIES FUND

Common Stock	90.29%
Short-Term Investments	9.71%
100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	74.95%
Corporate Bonds	16.13%
Convertible Bonds	6.58%
REITS	1.80%
Short-Term Investments	0.54%
100.00%

BUFFALO GROWTH FUND

Common Stock	95.69%
Short-Term Investments	2.42%
REITS	1.89%
100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	71.77%
Convertible Bonds	13.14%
Bank Loans	11.20%
Short-Term Investments	2.38%
Preffered Stock	0.86%
Convertible Preffered Stock	0.65%
100.00%

BUFFALO INTERNATIONAL FUND

Common Stock	97.15%
Short-Term Investments	2.85%
100.00%

BUFFALO LARGE CAP FUND

Common Stock	93.29%
Short-Term Investments	4.29%
REITS	2.42%
100.00%

(Unaudited)

BUFFALO MID CAP FUND

Common Stock	89.88%
Short-Term Investments	8.19%
REITS	1.93%
100.00%

BUFFALO SMALL CAP FUND

Common Stock	94.11%
Short-Term Investments	5.89%
100.00%

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 91.17%
CONSUMER DISCRETIONARY — 15.26%
	Distributors — 0.81%
263,170	LKQ Corp.(a)	$9,332,008
	Diversified Consumer Services — 1.01%
347,061	ServiceMaster Global Holdings Inc.(a)	11,689,015
	Hotels, Restaurants & Leisure — 1.09%
29,660	Chipotle Mexican Grill, Inc.(a)	12,561,010
	Household Durables — 3.48%
421,715	Garmin Ltd.(b)	20,288,709
234,985	Harman International Industries, Inc.	19,844,483
		40,133,192
	Internet & Catalog Retail — 0.85%
83,710	Expedia, Inc.	9,770,631
	Internet Software & Services — 0.87%
703,900	Pandora Media Inc.(a)	10,086,887
	Leisure Products — 1.49%
222,690	Polaris Industries Inc.	17,245,114
	Media — 1.00%
579,254	Lions Gate Entertainment Corp.(b)	11,579,287
	Specialty Retail — 1.31%
295,285	Williams-Sonoma, Inc.	15,083,158
	Textiles, Apparel & Luxury Goods — 3.35%
270,998	Columbia Sportswear Co.	15,376,426
269,490	Luxottica Group S.p.A. — ADR(b)(c)	12,887,012
307,951	Under Armour, Inc. — Class C(a)	10,427,221
		38,690,659
	Total Consumer Discretionary (Cost $169,706,665)	176,170,961
CONSUMER STAPLES — 3.41%
	Food & Staples Retailing — 1.63%
211,470	CVS Health Corp.	18,818,716
	Household Products — 0.50%
46,035	The Clorox Co.	5,762,661
	Personal Products — 1.28%
167,320	The Estee Lauder Companies Inc. — Class A	14,817,859
	Total Consumer Staples (Cost $41,100,430)	39,399,236
ENERGY — 1.92%
	Energy Equipment & Services — 1.92%
534,619	FMC Technologies, Inc.(a)	15,862,146
318,118	Forum Energy Technologies Inc.(a)	6,317,823
	Total Energy (Cost $20,174,766)	22,179,969

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS — 7.70%
	Capital Markets — 7.70%
72,465	Intercontinental Exchange, Inc.	$19,519,173
199,495	MSCI, Inc.	16,745,610
252,960	Nasdaq, Inc.	17,084,919
156,490	S&P Global, Inc.	19,805,374
344,525	SEI Investments Management Corp.	15,713,785
	Total Financials (Cost $72,462,247)	88,868,861
HEALTH CARE — 16.57%
	Biotechnology — 2.37%
76,319	Alnylam Pharmaceuticals Inc.(a)	5,172,902
421,500	Cepheid, Inc.(a)	22,208,835
		27,381,737
	Health Care Equipment & Supplies — 5.46%
1,153,533	Accuray Inc.(a)	7,348,005
209,233	Align Technology, Inc.(a)	19,615,594
191,361	Inogen Inc.(a)	11,462,524
302,050	Insulet Corp.(a)	12,365,927
117,180	Nevro Corp.(a)	12,232,420
		63,024,470
	Health Care Technology — 3.37%
146,210	athenahealth Inc.(a)	18,440,005
331,410	Cerner Corp.(a)	20,464,568
		38,904,573
	Life Sciences Tools & Services — 2.98%
247,145	Agilent Technologies, Inc.	11,638,058
125,943	Charles River Laboratories International, Inc.(a)	10,496,090
433,245	VWR Corp.(a)	12,286,828
		34,420,976
	Pharmaceuticals — 2.39%
348,080	Akorn, Inc.(a)	9,488,661
477,660	The Medicines Co.(a)	18,026,888
		27,515,549
	Total Health Care (Cost $134,835,500)	191,247,305
INDUSTRIALS — 15.52%
	Aerospace & Defense — 1.11%
289,152	Hexcel Corp.	12,809,434
	Building Products — 0.39%
66,185	Allegion PLC(b)	4,560,808
	Commercial Services & Supplies — 3.17%
389,095	Republic Services, Inc.	19,629,843
211,985	Stericycle, Inc.(a)	16,988,478
		36,618,321
	Electrical Equipment — 1.83%
43,735	Acuity Brands, Inc.	11,572,281
77,865	Rockwell Automation, Inc.	9,526,004
		21,098,285

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Industrial Conglomerates — 2.81%
237,815	Danaher Corp.	$18,642,318
75,580	Roper Industries, Inc.	13,791,082
		32,433,400
	Machinery — 1.28%
117,660	Parker-Hannifin Corp.	14,769,860
	Professional Services — 4.93%
565,965	IHS Markit Ltd.(a)(b)	21,251,986
346,783	Nielsen Holdings PLC(b)	18,577,165
209,468	Verisk Analytics, Inc(a)	17,025,559
		56,854,710
	Total Industrials (Cost $151,706,827)	179,144,818
INFORMATION TECHNOLOGY — 22.87%
	Communications Equipment — 2.57%
110,075	F5 Networks, Inc.(a)	13,719,748
129,455	Harris Corp.	11,859,373
170,955	Juniper Networks, Inc.	4,113,177
		29,692,298
	Electronic Equipment, Instruments & Components — 1.09%
263,680	National Instruments Corp.	7,488,512
180,145	Trimble Navigation Ltd.(a)	5,144,941
		12,633,453
	Internet Software & Services — 5.62%
276,178	Akamai Technologies, Inc.(a)	14,634,672
35,885	Alphabet, Inc. — Class A(a)	28,853,693
156,255	Facebook Inc. — Class A(a)	20,042,829
35,685	Nutanix, Inc.(a)	1,320,345
		64,851,539
	IT Services — 2.89%
322,985	Cognizant Technology Solutions Corp.(a)	15,409,614
176,809	MasterCard, Inc. — Class A	17,993,852
		33,403,466
	Semiconductors & Semiconductor Equipment — 6.04%
236,125	Analog Devices, Inc.	15,218,256
97,305	Inphi Corp.(a)	4,233,741
766,972	Micron Technology, Inc.(a)	13,636,762
224,095	QUALCOMM, Inc.	15,350,507
209,716	Semtech Corp.(a)	5,815,425
219,775	Texas Instruments, Inc.	15,423,810
		69,678,501
	Software — 3.12%
218,395	Aspen Technology, Inc.(a)	10,218,702
139,620	CommVault Systems, Inc.(a)	7,418,010
111,954	Red Hat, Inc.(a)	9,049,242
131,205	salesforce.com, inc.(a)	9,358,853
		36,044,807
	Technology Hardware, Storage & Peripherals — 1.54%
156,825	Apple Inc.	17,729,066
	Total Information Technology (Cost $199,347,013)	264,033,130

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 7.92%
	Chemicals — 5.66%
107,720	Ecolab Inc.	$13,111,678
311,710	FMC Corp.	15,068,061
266,499	Ingevity Corp.(a)	12,285,604
41,845	International Flavors & Fragrances Inc.	5,982,580
155,750	Praxair, Inc.	18,819,273
		65,267,196
	Containers & Packaging — 2.26%
269,745	Bemis Company, Inc.	13,759,692
269,580	Sealed Air Corporation	12,352,156
		26,111,848
	Total Materials (Cost $80,732,607)	91,379,044
TOTAL COMMON STOCKS (COST $870,066,055)		1,052,423,324
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.21%
FINANCIALS — 2.21%
66,915	American Tower Corp.	7,583,477
49,749	Equinix Inc.	17,922,077
	Total Financials (Cost $17,028,873)	25,505,554
TOTAL REITS (COST $17,028,873)		25,505,554
SHORT TERM INVESTMENT — 5.83%
INVESTMENT COMPANY — 5.83%
67,353,438	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(d)	67,353,438
	Total Investment Company	67,353,438
TOTAL SHORT TERM INVESTMENT (COST $67,353,438)		67,353,438
TOTAL INVESTMENTS — 99.21% (COST $954,448,366)		1,145,282,316
Other Assets in Excess of Liabilities — 0.79%		9,076,892
TOTAL NET ASSETS — 100.00%		$1,154,359,208

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non Income Producing

  (b)  Foreign Issued Security. The total value of these securities amounted to $89,144,967 (7.72% of net assets) at September 30, 2016.

  (c)  A portion of this security is deemed illiquid. The total value of these securities amounted to $3,299,867 (0.29% of net assets) at September 30, 2016.

  (d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 92.46%
CONSUMER DISCRETIONARY — 10.19%
	Automobiles — 0.89%
11,700	General Motors Co.	$371,709
	Hotels, Restaurants & Leisure — 3.36%
10,325	Carnival Corp.(b)	504,067
6,025	Cedar Fair, L.P.	345,172
3,000	Jack in the Box, Inc.	287,820
4,025	Marriott International, Inc. — Class A	271,003
		1,408,062
	Media — 3.17%
6,750	Comcast Corp. — Class A	447,795
20,600	Twenty-First Century Fox, Inc. — Class A	498,932
4,100	The Walt Disney Co.	380,726
		1,327,453
	Multiline Retail — 0.74%
4,550	Target Corporation	312,494
	Specialty Retail — 2.03%
5,375	Foot Locker, Inc.	363,995
3,775	The Home Depot, Inc.	485,767
		849,762
	Total Consumer Discretionary (Cost $3,883,986)	4,269,480
CONSUMER STAPLES — 11.00%
	Beverages — 1.87%
7,200	PepsiCo, Inc.	783,144
	Food & Staples Retailing — 2.24%
4,500	CVS Health Corp.	400,455
7,450	Wal-Mart Stores, Inc.	537,294
		937,749
	Food Products — 2.53%
7,475	The Kraft Heinz Co.	669,087
7,800	Pinnacle Foods Inc.	391,326
		1,060,413
	Household Products — 2.76%
5,700	Colgate-Palmolive Co.	422,598
8,175	The Procter & Gamble Co.	733,706
		1,156,304
	Personal Products — 0.74%
6,675	Unilever N.V. — NY Shares — ADR(b)	307,718
	Tobacco — 0.86%
5,700	Altria Group, Inc.	360,411
	Total Consumer Staples (Cost $3,759,814)	4,605,739

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY — 11.12%
	Energy Equipment & Services — 1.86%
9,050	Halliburton Co.	$406,164
4,750	Schlumberger Ltd.(b)	373,540
		779,704
	Oil, Gas & Consumable Fuels — 9.26%
4,150	Chevron Corp.	427,118
11,850	Devon Energy Corporation	522,703
18,050	Enterprise Products Partners L.P.	498,721
4,625	EQT Midstream Partners LP	352,379
8,350	Exxon Mobil Corp.	728,788
8,125	Hess Corp.	435,663
17,500	Noble Midstream Partners LP(a)	488,250
8,450	Royal Dutch Shell PLC. — Class A — ADR(b)	423,092
		3,876,714
	Total Energy (Cost $4,147,344)	4,656,418
FINANCIALS — 12.45%
	Banks — 6.81%
42,550	Bank of America Corp.	665,907
19,150	BB&T Corp.	722,338
12,425	JPMorgan Chase & Co.	827,381
14,400	Wells Fargo & Co.	637,632
		2,853,258
	Capital Markets — 3.26%
850	BlackRock, Inc.	308,091
4,675	CME Group Inc.	488,631
4,500	S&P Global, Inc.	569,520
		1,366,242
	Diversified Financial Services — 1.26%
3,650	Berkshire Hathaway Inc. — Class B(a)	527,316
	Insurance — 1.12%
9,225	Arthur J. Gallagher & Co.	469,276
	Total Financials (Cost $4,490,346)	5,216,092
HEALTH CARE — 12.48%
	Biotechnology — 3.26%
8,925	AbbVie Inc.	562,900
3,100	Amgen Inc.	517,111
3,600	Gilead Sciences, Inc.	284,832
		1,364,843
	Health Care Equipment & Supplies — 0.82%
4,000	Medtronic, PLC(b)	345,600
	Health Care Providers & Services — 2.56%
2,225	Anthem, Inc.	278,815
5,075	Cardinal Health, Inc.	394,327
2,850	UnitedHealth Group Inc.	399,000
		1,072,142

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Pharmaceuticals — 5.84%
4,000	Bristol-Myers Squibb Co.	$215,680
3,000	Eli Lilly & Co.	240,780
6,475	Johnson & Johnson	764,892
9,250	Merck & Co., Inc.	577,292
19,100	Pfizer Inc.	646,917
		2,445,561
	Total Health Care (Cost $4,586,179)	5,228,146
INDUSTRIALS — 6.94%
	Aerospace & Defense — 1.74%
3,025	The Boeing Co.	398,513
3,250	United Technologies Corp.	330,200
		728,713
	Airlines — 0.83%
8,800	Delta Air Lines, Inc.	346,368
	Commercial Services & Supplies — 1.19%
7,800	Waste Management, Inc.	497,328
	Industrial Conglomerates — 3.18%
1,850	3M Co.	326,026
23,750	General Electric Co.	703,475
2,600	Honeywell International, Inc.	303,134
		1,332,635
	Total Industrials (Cost $2,505,406)	2,905,044
INFORMATION TECHNOLOGY — 17.80%
	Communications Equipment — 1.11%
14,700	Cisco Systems, Inc.	466,284
	Internet Software & Services — 1.66%
430	Alphabet, Inc. — Class A(a)	345,746
450	Alphabet, Inc. — Class C(a)	349,780
		695,526
	IT Services — 2.09%
10,575	Visa Inc. — Class A	874,553
	Semiconductors & Semiconductor Equipment — 4.47%
2,450	Broadcom Ltd.(b)	422,674
11,000	Intel Corp.	415,250
6,825	QUALCOMM, Inc.	467,513
8,050	Texas Instruments Inc.	564,949
		1,870,386
	Software — 5.18%
10,150	Activision Blizzard, Inc.	449,645
1	Dell Technologies Inc.(a)	37
22,300	Microsoft Corp.	1,284,480
11,125	Oracle Corp.	436,990
		2,171,152

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Technology Hardware, Storage & Peripherals — 3.29%
12,170	Apple Inc.	$1,375,818
	Total Information Technology (Cost $5,563,878)	7,453,719
MATERIALS — 4.84%
	Chemicals — 1.47%
9,200	CF Industries Holdings, Inc.	224,020
7,575	The Dow Chemical Co.	392,612
		616,632
	Containers & Packaging — 0.97%
8,000	Bemis Company, Inc.	408,080
	Metals & Mining — 2.40%
27,400	Allegheny Technologies, Inc.	495,118
6,900	Compass Minerals International, Inc.	508,530
		1,003,648
	Total Materials (Cost $1,913,479)	2,028,360
TELECOMMUNICATION SERVICES — 2.31%
	Diversified Telecommunication Services — 2.31%
11,800	AT&T Inc.	479,198
9,425	Verizon Communications, Inc.	489,911
	Total Telecommunication Services (Cost $837,015)	969,109
UTILITIES — 3.33%
	Electric Utilities — 3.33%
7,250	American Electric Power Co., Inc.	465,522
6,900	Edison International	498,525
10,475	Xcel Energy, Inc.	430,942
	Total Utilities (Cost $1,228,033)	1,394,989
TOTAL COMMON STOCKS (COST $32,915,480)		38,727,096
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.52%
FINANCIALS — 1.52%
1,900	American Tower Corp.	215,327
950	Public Storage	211,983
6,550	Weyerhaeuser Co.	209,207
	Total Financials (Cost $631,743)	636,517
TOTAL REITS (COST $631,743)		636,517

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 5.93%
INVESTMENT COMPANY — 5.93%
2,483,552	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$2,483,552
	Total Investment Company	2,483,552
TOTAL SHORT TERM INVESTMENT (COST $2,483,552)		2,483,552
TOTAL INVESTMENTS — 99.91% (COST $36,030,774)		41,847,165
Other Assets in Excess of Liabilities — 0.09%		37,134
TOTAL NET ASSETS — 100.00%		$41,884,299

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non Income Producing

  (b)  Foreign Issued Securities. The total value of these securities amounted to $2,376,391 (5.67% of net assets) at September 30, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 87.38%
CONSUMER DISCRETIONARY — 25.76%
	Auto Components — 2.93%
98,400	Motorcar Parts of America, Inc.(a)	$2,831,952
	Hotels, Restaurants & Leisure — 5.15%
45,000	Fiesta Restaurant Group, Inc.(a)	1,080,000
96,200	Fogo De Chao, Inc.(a)	1,016,834
129,000	Kona Grill, Inc.(a)	1,621,530
100,900	Potbelly Corp.(a)	1,254,187
		4,972,551
	Household Durables — 5.07%
60,000	Installed Building Products Inc(a)	2,152,200
30,700	iRobot Corp.(a)	1,350,186
172,100	ZAGG Inc.(a)	1,394,010
		4,896,396
	Internet & Catalog Retail — 0.62%
22,400	Duluth Holdings Inc. — Class B(a)	593,824
	Leisure Products — 4.07%
145,300	MCBC Holdings, Inc.	1,656,420
100,000	Nautilus, Inc.(a)	2,272,000
		3,928,420
	Media — 1.33%
120,000	MDC Partners Inc. — Class A(b)	1,286,400
	Specialty Retail — 6.59%
104,655	At Home Group Inc.(a)	1,585,523
56,700	Restoration Hardware Holdings Inc.(a)	1,960,686
137,100	Sportsman's Warehouse Holdings Inc.(a)	1,442,292
82,700	The Tile Shop Holdings, Inc.(a)	1,368,685
		6,357,186
	Total Consumer Discretionary (Cost $25,310,246)	24,866,729
CONSUMER STAPLES — 4.28%
	Beverages — 2.37%
56,000	MGP Ingredients, Inc.	2,269,120
500	National Beverage Corp.(a)	22,025
		2,291,145
	Food & Staples Retailing — 0.54%
47,000	Natural Grocers By Vitamin Cottage Inc(a)	524,520
	Food Products — 1.31%
78,000	Amplify Snack Brands, Inc.(a)	1,263,600
	Personal Products — 0.06%
2,005	e.l.f. Beauty, Inc.(a)	56,381
	Total Consumer Staples (Cost $3,924,829)	4,135,646
FINANCIALS — 3.78%
	Capital Markets — 2.59%
84,000	Financial Engines Inc.	2,495,640

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS (Continued)
	Insurance — 1.19%
52,300	Kinsale Capital Group, Inc.	$1,150,600
	Total Financials (Cost $3,434,589)	3,646,240
HEALTH CARE — 18.45%
	Biotechnology — 0.97%
10,000	CoLucid Pharmaceuticals, Inc.(a)	381,500
36,900	Syndax Pharmaceuticals, Inc.(a)	559,404
		940,904
	Health Care Equipment & Supplies — 7.42%
170,992	Accuray Inc.(a)	1,089,219
137,100	ConforMIS Inc.(a)	1,360,032
7,100	ICU Medical, Inc.(a)	897,298
12,400	Inogen Inc.(a)	742,760
97,500	Oxford Immunotec Global PLC(a)(b)	1,224,600
29,100	The Spectranetics Corp.(a)	730,119
60,000	Tactile Systems Technology, Inc.(a)	1,122,000
		7,166,028
	Health Care Providers & Services — 4.15%
135,300	Cross Country Healthcare, Inc.(a)	1,593,834
29,400	HealthEquity, Inc.(a)	1,112,790
35,100	LHC Group, Inc.(a)	1,294,488
		4,001,112
	Health Care Technology — 2.88%
40,709	HealthStream, Inc.(a)	1,123,568
43,200	Omnicell, Inc.(a)	1,654,560
		2,778,128
	Pharmaceuticals — 3.03%
103,000	Aratana Therapeutics, Inc.(a)	964,080
123,600	Intersect ENT, Inc.(a)	1,957,824
		2,921,904
	Total Health Care (Cost $13,195,368)	17,808,076
INDUSTRIALS — 7.51%
	Building Products — 1.24%
26,700	Apogee Enterprises, Inc.	1,193,223
	Commercial Services & Supplies — 1.01%
86,500	CECO Environmental Corp.	975,720
	Machinery — 1.83%
63,100	Kornit Digital Ltd.(a)(b)	591,878
19,700	Proto Labs, Inc.(a)	1,180,227
		1,772,105
	Professional Services — 0.50%
7,900	WageWorks, Inc.(a)	481,189

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Trading Companies & Distributors — 2.93%
194,000	Nexeo Solutions, Inc.(a)	$1,598,560
34,200	SiteOne Landscape Supply, Inc.(a)	1,228,806
		2,827,366
	Total Industrials (Cost $5,551,542)	7,249,603
INFORMATION TECHNOLOGY — 24.68%
	Communications Equipment — 1.37%
95,000	CalAmp Corp.(a)	1,325,250
	Internet Software & Services — 13.40%
122,700	Amber Road Inc.(a)	1,184,055
70,400	Apigee Corporation(a)	1,224,960
19,400	Benefitfocus, Inc.(a)	774,448
103,000	CommerceHub, Inc.(a)	1,638,730
30,505	Envestnet, Inc.(a)	1,111,907
90,600	Five9, Inc.(a)	1,420,608
52,300	Instructure, Inc.(a)	1,326,851
10,600	LogMeIn, Inc.	958,134
91,420	Mimecast Ltd(a)(b)	1,748,865
31,500	NIC, Inc.	740,250
10,900	SPS Commerce Inc.(a)	800,169
		12,928,977
	IT Services — 2.03%
79,500	Virtusa Corp.(a)	1,962,060
	Semiconductors & Semiconductor Equipment — 1.10%
52,200	MaxLinear, Inc. — Class A(a)	1,058,094
	Software — 6.78%
89,100	8x8, Inc.(a)	1,374,813
124,286	Exa Corp.(a)	1,994,790
182,500	Materialise NV — ADR(a)(b)(c)	1,405,250
60,000	The Rubicon Project, Inc.(a)	496,800
42,300	Varonis Systems, Inc.(a)	1,273,230
		6,544,883
	Total Information Technology (Cost $18,897,487)	23,819,264
MATERIALS — 2.92%
	Chemicals — 1.49%
271,900	AgroFresh Solutions, Inc.(a)	1,438,351
	Construction Materials — 1.43%
29,900	US Concrete Inc.(a)	1,377,344
	Total Materials (Cost $4,213,495)	2,815,695
TOTAL COMMON STOCKS (Cost $74,527,556)		84,341,253

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 9.39%
INVESTMENT COMPANY — 9.39%
9,068,401	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(d)	$9,068,401
	Total Investment Company	9,068,401
TOTAL SHORT TERM INVESTMENT (Cost $9,068,401)		9,068,401
TOTAL INVESTMENTS — 96.77% (Cost $83,595,957)		93,409,654
Other Assets in Excess of Liabilities — 3.23%		3,119,013
TOTAL NET ASSETS — 100.00%		$96,528,667

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non Income Producing

  (b)  Foreign Issued Security. The total value of these securities amounted to $6,256,993 (6.48% of net assets) at September 30, 2016.

  (c)  A portion of this security is deemed illiquid. The total value of the illiquid portions of these securities amounted to $595,857 (0.62% of net assets) at September 30, 2016.

  (d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 74.77%
CONSUMER DISCRETIONARY — 2.52%
	Automobiles — 0.62%
435,000	Ford Motor Co.	$5,250,450
	Media — 1.90%
800,000	Lions Gate Entertainment Corp.(d)	15,992,000
	Total Consumer Discretionary (Cost $31,069,721)	21,242,450
CONSUMER STAPLES — 14.37%
	Beverages — 4.98%
400,000	The Coca Cola Co.	16,928,000
35,000	Diageo PLC — ADR(d)	4,061,400
75,000	Dr. Pepper Snapple Group, Inc.	6,848,250
130,000	PepsiCo, Inc.	14,140,100
		41,977,750
	Food & Staples Retailing — 1.62%
50,000	Costco Wholesale Corp.	7,625,500
100,000	Sysco Corp.	4,901,000
15,000	Wal-Mart Stores, Inc.	1,081,800
		13,608,300
	Food Products — 2.24%
200,000	General Mills, Inc.	12,776,000
50,000	Kellogg Co.	3,873,500
50,000	Mondelez International Inc. — Class A	2,195,000
		18,844,500
	Household Products — 5.53%
100,000	The Clorox Co.	12,518,000
30,000	Colgate-Palmolive Co.	2,224,200
50,000	Kimberly-Clark Corp.	6,307,000
285,000	The Procter & Gamble Co.	25,578,750
		46,627,950
	Total Consumer Staples (Cost $77,661,138)	121,058,500
ENERGY — 18.94%
	Energy Equipment & Services — 2.32%
100,000	Baker Hughes, Inc.(c)	5,047,000
75,000	Helmerich & Payne, Inc.	5,047,500
120,000	Schlumberger Ltd.(d)	9,436,800
		19,531,300
	Oil, Gas & Consumable Fuels — 16.62%
400,000	BP PLC — ADR(d)	14,064,000
170,000	Chevron Corp.	17,496,400
370,000	ConocoPhillips	16,083,900
140,000	Delek Logistics Partners LP	4,001,200
134,490	EQT Midstream Partners LP	10,246,793
250,000	Exxon Mobil Corp.	21,820,000
125,000	Hess Corp.(c)	6,702,500
600,000	HollyFrontier Corp.(c)	14,700,000
75,000	Kinder Morgan Inc.	1,734,750
145,000	Marathon Oil Corp.	2,292,450
100,000	Marathon Petroleum Corp.	4,059,000
25,000	Phillips 66	2,013,750

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
300,000	Royal Dutch Shell PLC. — Class A — ADR(d)	$15,021,000
200,000	Suncor Energy, Inc.(d)	5,556,000
144,800	Sunoco LP	4,200,648
		139,992,391
	Total Energy (Cost $161,177,633)	159,523,691
FINANCIALS — 3.87%
	Banks — 1.79%
400,000	BB&T Corp.	15,088,000
	Insurance — 2.08%
180,000	The Allstate Corp.	12,452,400
100,000	Arthur J. Gallagher & Co.	5,087,000
		17,539,400
	Total Financials (Cost $25,636,278)	32,627,400
HEALTH CARE — 8.91%
	Health Care Equipment & Supplies — 1.25%
80,000	Abbott Laboratories	3,383,200
150,000	Baxter International, Inc.	7,140,000
		10,523,200
	Pharmaceuticals — 7.66%
75,000	Eli Lilly & Co.	6,019,500
500,000	GlaxoSmithKline PLC — ADR(d)	21,565,000
140,000	Johnson & Johnson	16,538,200
180,000	Merck & Co., Inc.	11,233,800
270,000	Pfizer Inc.	9,144,900
		64,501,400
	Total Health Care (Cost $54,006,036)	75,024,600
INDUSTRIALS — 9.09%
	Aerospace & Defense — 1.80%
115,000	The Boeing Co.	15,150,100
	Commercial Services & Supplies — 4.05%
1,000,000	Pitney Bowes Inc.	18,160,000
250,000	Waste Management, Inc.	15,940,000
		34,100,000
	Industrial Conglomerates — 2.88%
820,000	General Electric Co.	24,288,400
	Road & Rail — 0.36%
100,000	CSX Corp.	3,050,000
	Total Industrials (Cost $51,108,708)	76,588,500
INFORMATION TECHNOLOGY — 8.44%
	Communications Equipment — 0.75%
200,000	Cisco Systems, Inc.	6,344,000
	IT Services — 2.26%
120,000	International Business Machines Corp. (IBM)	19,062,000

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Semiconductors & Semiconductor Equipment — 2.69%
600,000	Intel Corp.	$22,650,000
	Software — 2.74%
400,000	Microsoft Corp.	23,040,000
	Total Information Technology (Cost $50,192,902)	71,096,000
MATERIALS — 3.36%
	Chemicals — 3.13%
340,000	The Dow Chemical Co.	17,622,200
100,000	E.I. du Pont de Nemours and Co.	6,697,000
30,000	Eastman Chemical Co.	2,030,400
		26,349,600
	Metals & Mining — 0.23%
59,290	Rio Tinto PLC — ADR(d)	1,980,286
	Total Materials (Cost $19,449,922)	28,329,886
TELECOMMUNICATION SERVICES — 5.27%
	Diversified Telecommunication Services — 5.27%
587,500	AT&T Inc.	23,858,375
394,000	Verizon Communications, Inc.	20,480,120
	Total Telecommunication Services (Cost $39,191,801)	44,338,495
TOTAL COMMON STOCKS (COST $509,494,139)		629,829,522
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.80%
FINANCIALS — 1.80%
85,300	Digital Realty Trust, Inc.	8,284,336
215,000	Weyerhaeuser Co.	6,867,100
	Total Financials (Cost $11,199,794)	15,151,436
TOTAL REITS (COST $11,199,794)		15,151,436
CONVERTIBLE BONDS — 6.57%
CONSUMER DISCRETIONARY — 4.07%
	Media — 4.07%
	Lions Gate Entertainment Inc.
$2,000,000	4.000%, 01/11/2017(a)	3,967,500
30,000,000	1.250%, 04/15/2018(a)	30,300,000
	Total Consumer Discretionary (Cost $32,000,000)	34,267,500
HEALTH CARE — 0.46%
	Pharmaceuticals — 0.46%
	The Medicines Co.
3,000,000	2.500%, 01/15/2022	3,898,125
	Total Health Care (Cost $3,099,915)	3,898,125

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS — 0.56%
	Air Freight & Logistics — 0.56%
	UTi Worldwide, Inc.
$4,600,000	4.500%, 03/01/2019(d)	$4,692,000
	Total Industrials (Cost $4,600,000)	4,692,000
INFORMATION TECHNOLOGY — 1.48%
	Internet Software & Services — 0.62%
	Cornerstone OnDemand, Inc.
4,750,000	1.500%, 07/01/2018	5,195,312
	Software — 0.86%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035	7,285,641
	Total Information Technology (Cost $12,062,630)	12,480,953
TOTAL CONVERTIBLE BONDS (COST $51,762,545)		55,338,578
CORPORATE BONDS — 16.09%
CONSUMER DISCRETIONARY — 3.96%
	Leisure Products — 0.30%
	Brunswick Corp.
2,200,000	7.375%, 09/01/2023	2,508,000
	Media — 3.22%
	Lions Gate Entertainment Corp.
15,000,000	5.250%, 08/01/2018(a)(d)	16,012,500
	Live Nation Entertainment Inc.
1,800,000	7.000%, 09/01/2020 (Acquired Various Dates, Cost $1,819,445)(b)	1,867,826
	Sirius XM Radio, Inc.
2,000,000	4.250%, 05/15/2020 (Acquired Various Dates, Cost $1,945,673)(b)	2,042,500
7,000,000	5.875%, 10/01/2020 (Acquired Various Dates, Cost $7,050,000)(b)	7,205,660
		27,128,486
	Multiline Retail — 0.10%
	Dollar Tree, Inc.
800,000	5.250%, 03/01/2020	834,000
	Specialty Retail — 0.34%
	Rent-A-Center Inc.
3,000,000	6.625%, 11/15/2020	2,910,000
	Total Consumer Discretionary (Cost $31,772,792)	33,380,486
ENERGY — 2.73%
	Energy Equipment & Services — 0.56%
	Forum Energy Technologies Inc.
5,000,000	6.250%, 10/01/2021	4,762,500
	Oil, Gas & Consumable Fuels — 2.17%
	Approach Resources, Inc.
3,000,000	7.000%, 06/15/2021	2,415,000
	Gulfport Energy Corp.
15,200,000	7.750%, 11/01/2020	15,846,000
		18,261,000
	Total Energy (Cost $23,205,310)	23,023,500

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 2.28%
	Health Care Providers & Services — 0.20%
	CHS / Community Health Systems, Inc.
$2,000,000	6.875%, 02/01/2022	$1,730,000
	Pharmaceuticals — 2.08%
	Valeant Pharmaceuticals International, Inc.
4,050,000	6.750%, 08/15/2018 (Acquired Various Dates, Cost $4,111,910)(b)(d)	4,090,500
13,000,000	6.375%, 10/15/2020 (Acquired Various Dates, Cost $13,404,719)(b)	12,252,500
	VRX Escrow Corp.
1,250,000	5.375%, 03/15/2020 (Acquired Various Dates, Cost $1,253,938)(b)(d)	1,162,500
		17,505,500
	Total Health Care (Cost $20,833,066)	19,235,500
INDUSTRIALS — 1.33%
	Aerospace & Defense — 0.66%
	DigitalGlobe Inc.
2,500,000	5.250%, 02/01/2021 (Acquired Various Dates, Cost $2,442,331)(b)	2,493,750
	TransDigm, Inc.
3,000,000	5.500%, 10/15/2020	3,091,875
		5,585,625
	Construction & Engineering — 0.67%
	Tutor Perini Corp.
5,575,000	7.625%, 11/01/2018	5,606,359
	Total Industrials (Cost $10,998,520)	11,191,984
INFORMATION TECHNOLOGY — 5.03%
	Diversified Telecommunication Services — 0.71%
	CCO Holdings LLC / CCO Holdings Capital Corp.
3,706,000	5.250%, 03/15/2021	3,858,502
2,000,000	6.625%, 01/31/2022	2,100,000
		5,958,502
	Internet Software & Services — 2.65%
	Bankrate Inc.
22,000,000	6.125%, 08/15/2018(e)	22,330,000
	IT Services — 0.43%
	NeuStar, Inc.
4,000,000	4.500%, 01/15/2023	3,600,000
	Software — 1.24%
	ACI Worldwide, Inc.
3,750,000	6.375%, 08/15/2020(e)	3,881,250
	Nuance Communications, Inc.
6,400,000	5.375%, 08/15/2020 (Acquired Various Dates, Cost $6,488,062)(b)	6,576,000
		10,457,250
	Total Information Technology (Cost $41,537,527)	42,345,752
MATERIALS — 0.18%
	Chemicals — 0.18%
	OMNOVA Solutions, Inc.
1,504,000	7.875%, 11/01/2018	1,510,354
	Total Materials (Cost $1,506,530)	1,510,354

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
TELECOMMUNICATION SERVICES — 0.58%
	Diversified Telecommunication Services — 0.58%
	Consolidated Communications Inc
$5,000,000	6.500%, 10/01/2022	$4,875,000
	Total Telecommunication Services (Cost $4,956,500)	4,875,000
TOTAL CORPORATE BONDS (COST $134,810,245)		135,562,576
SHORT TERM INVESTMENT — 0.54%
INVESTMENT COMPANY — 0.54%
4,579,316	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(f)	4,579,316
	Total Investment Company	4,579,316
TOTAL SHORT TERM INVESTMENT (COST $4,579,316)		4,579,316
TOTAL INVESTMENTS — 99.77% (COST $711,846,039)		840,461,428
Other Assets in Excess of Liabilities — 0.23%		1,918,576
TOTAL NET ASSETS — 100.00%		$842,380,004

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  These securities are deemed illiquid. The total value of these securities amounted to $50,280,000 (5.97% of net assets) at September 30, 2016.

  (b)  Restricted security deemed liquid. The total value of restricted securities is $37,691,236 (4.47% of net assets) at September 30, 2016.

  (c)  A portion of these investments are segregated as collateral for open written option contracts.

  (d)  Foreign Issued Securities. The total value of these securities amounted to $113,633,986 (13.49% of net assets) at September 30, 2016.

  (e)  144A Securities. The total value of restricted securities is $26,211,250 (3.11% of net assets) at September 30, 2016.

  (f)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

SCHEDULE OF OPTIONS WRITTEN

September 30, 2016 (Unaudited)

CONTRACTS		VALUE
CALL OPTIONS
	Baker Hughes, Inc.
500	Expiration: October 2016, Exercise Price: $57.50	$2,500
	Hess Corp.
100	Expiration: October 2016, Exercise Price: $70.00	1,250
	HollyFrontier Corp.
75	Expiration: December 2016, Exercise Price: $28.00	4,125
	Total Written Option (Premium received $52,224)	$7,875

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 96.05%
CONSUMER DISCRETIONARY — 17.95%
	Hotels, Restaurants & Leisure — 2.85%
2,240	Chipotle Mexican Grill, Inc.(a)	$948,640
55,025	Dunkin' Brands Group Inc.	2,865,702
127,425	Starbucks Corporation	6,898,789
		10,713,131
	Internet & Catalog Retail — 5.38%
11,935	Amazon.com, Inc.(a)	9,993,295
6,940	The Priceline Group Inc.(a)	10,212,140
		20,205,435
	Internet Software & Services — 1.09%
286,165	Pandora Media Inc.(a)	4,100,744
	Media — 1.75%
70,710	The Walt Disney Co.	6,566,131
	Specialty Retail — 3.88%
64,435	The Home Depot, Inc.	8,291,496
122,860	Williams-Sonoma, Inc.	6,275,689
		14,567,185
	Textiles, Apparel & Luxury Goods — 3.00%
46,010	lululemon athletica, Inc.(a)	2,805,690
121,930	NIKE, Inc. — Class B	6,419,614
28,110	Under Armour, Inc. — Class A(a)	1,087,295
28,309	Under Armour, Inc. — Class C(a)	958,543
		11,271,142
	Total Consumer Discretionary (Cost $52,559,138)	67,423,768
CONSUMER STAPLES — 10.15%
	Beverages — 1.86%
53,020	Anheuser-Busch InBev SA/NV — ADR(b)	6,967,358
	Food & Staples Retailing — 3.51%
42,095	Costco Wholesale Corp.	6,419,909
239,111	Whole Foods Market, Inc.	6,778,797
		13,198,706
	Food Products — 1.38%
118,360	Mondelez International Inc. — Class A	5,196,004
	Household Products — 3.40%
53,395	Kimberly-Clark Corp.	6,735,245
67,205	The Procter & Gamble Co.	6,031,649
		12,766,894
	Total Consumer Staples (Cost $33,682,185)	38,128,962
ENERGY — 2.22%
	Energy Equipment & Services — 2.22%
78,909	Baker Hughes, Inc.	3,982,537
55,190	Schlumberger Ltd.(b)	4,340,142
	Total Energy (Cost $7,120,484)	8,322,679

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS — 8.18%
	Banks — 1.95%
165,060	Wells Fargo & Co.	$7,308,857
	Capital Markets — 6.23%
76,190	CME Group Inc.	7,963,379
28,850	Intercontinental Exchange, Inc.	7,771,036
60,603	S&P Global, Inc.	7,669,915
		23,404,330
	Total Financials (Cost $22,692,035)	30,713,187
HEALTH CARE — 16.01%
	Biotechnology — 1.52%
18,288	Biogen Idec Inc.(a)	5,724,693
	Health Care Equipment & Supplies — 6.61%
202,750	Abbott Laboratories	8,574,297
72,062	Align Technology, Inc.(a)	6,755,813
199,499	Baxter International, Inc.	9,496,152
		24,826,262
	Health Care Providers & Services — 1.15%
53,500	AmerisourceBergen Corp.	4,321,730
	Health Care Technology — 1.31%
79,750	Cerner Corp.(a)	4,924,563
	Life Sciences Tools & Services — 2.29%
106,020	Quintiles Transnational Holdings Inc.(a)	8,593,981
	Pharmaceuticals — 3.13%
46,475	Johnson & Johnson	5,490,092
100,111	Merck & Co., Inc.	6,247,927
		11,738,019
	Total Health Care (Cost $42,421,116)	60,129,248
INDUSTRIALS — 11.05%
	Air Freight & Logistics — 1.64%
35,295	FedEx Corp.	6,165,331
	Commercial Services & Supplies — 1.21%
56,663	Stericycle, Inc.(a)	4,540,973
	Industrial Conglomerates — 5.72%
40,917	3M Co.	7,210,803
72,515	Danaher Corp.	5,684,451
73,435	Honeywell International, Inc.	8,561,786
		21,457,040
	Professional Services — 1.57%
110,022	Nielsen Holdings PLC(b)	5,893,879
	Road & Rail — 0.91%
35,140	Union Pacific Corp.	3,427,204
	Total Industrials (Cost $31,137,099)	41,484,427
INFORMATION TECHNOLOGY — 23.25%
	Communications Equipment — 1.09%
128,735	Cisco Systems, Inc.	4,083,474

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Internet Software & Services — 9.39%
47,645	Akamai Technologies, Inc.(a)	$2,524,709
10,485	Alphabet, Inc. — Class A(a)	8,430,569
12,491	Alphabet, Inc. — Class C(a)	9,709,130
113,857	Facebook Inc. — Class A(a)	14,604,437
		35,268,845
	IT Services — 2.34%
106,033	Visa Inc. — Class A	8,768,929
	Semiconductors & Semiconductor Equipment — 1.89%
103,811	QUALCOMM, Inc.	7,111,054
	Software — 4.61%
161,255	Microsoft Corp.	9,288,288
89,580	Oracle Corp.	3,518,702
28,600	Red Hat, Inc.(a)	2,311,738
31,000	salesforce.com, inc.(a)	2,211,230
		17,329,958
	Technology Hardware, Storage & Peripherals — 3.93%
130,380	Apple Inc.	14,739,459
	Total Information Technology (Cost $38,910,246)	87,301,719
MATERIALS — 3.34%
	Chemicals — 3.34%
42,430	Ecolab Inc.	5,164,580
61,170	Praxair, Inc.	7,391,171
	Total Materials (Cost $8,926,863)	12,555,751
TELECOMMUNICATION SERVICES — 3.90%
	Diversified Telecommunication Services — 3.90%
178,200	AT&T Inc.	7,236,702
142,630	Verizon Communications, Inc.	7,413,907
	Total Telecommunication Services (Cost $14,396,480)	14,650,609
TOTAL COMMON STOCKS (COST $251,845,646)		360,710,350
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.90%
FINANCIALS — 1.90%
19,779	Equinix Inc.	7,125,385
	Total Financials (Cost $3,311,446)	7,125,385
TOTAL REIT (COST $3,311,446)		7,125,385

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 2.43%
INVESTMENT COMPANY — 2.43%
9,128,806	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$9,128,806
	Total Investment Company	9,128,806
TOTAL SHORT TERM INVESTMENT (COST $9,128,806)		9,128,806
TOTAL INVESTMENTS — 100.38% (COST $264,285,898)		376,964,541
Liabilities in Excess of Other Assets — (0.38)%		(1,416,191)
TOTAL NET ASSETS — 100.00%		$375,548,350

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non Income Producing

  (b)  Foreign Issued Securities. The total value of these securities amounted to $17,201,379 (4.58% of net assets) at September 30, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
PREFERRED STOCK — 0.85%
FINANCIALS — 0.85%
	Capital Markets — 0.85%
40,000	AMG Capital Trust II	$2,172,500
	Total Financials (Cost $2,535,000)	2,172,500
TOTAL PREFERRED STOCK (COST $2,535,000)		2,172,500
CONVERTIBLE PREFERRED STOCK — 0.64%
HEALTH CARE — 0.64%
	Pharmaceuticals — 0.64%
2,000	Allergan plc(c)	1,643,260
	Total Health Care (Cost $1,791,985)	1,643,260
TOTAL CONVERTIBLE PREFERRED STOCK (COST $1,791,985)		1,643,260
CONVERTIBLE BONDS — 12.96%
CONSUMER DISCRETIONARY — 3.67%
	Diversified Consumer Services — 0.46%
	Carriage Services, Inc.
$1,000,000	2.750%, 03/15/2021	1,176,875
	Media — 3.21%
	Lions Gate Entertainment Inc.
500,000	4.000%, 01/11/2017(a)	991,875
5,000,000	1.250%, 04/15/2018(a)	5,050,000
	Live Nation Entertainment Inc.
2,000,000	2.500%, 05/15/2019	2,176,250
		8,218,125
	Total Consumer Discretionary (Cost $8,495,000)	9,395,000
ENERGY — 0.65%
	Oil, Gas & Consumable Fuels — 0.65%
	Whiting Petroleum Corp.
2,000,000	1.250%, 04/01/2020	1,662,500
	Total Energy (Cost $1,573,379)	1,662,500
HEALTH CARE — 3.77%
	Biotechnology — 0.61%
	Cepheid
1,500,000	1.250%, 02/01/2021	1,560,937
	Health Care Equipment & Supplies — 1.60%
	Accuray, Inc.
1,500,000	3.500%, 02/01/2018	1,953,750
	Insulet Corporation
1,000,000	2.000%, 06/15/2019	1,099,375
	The Spectranetics Corporation
1,000,000	2.625%, 06/01/2034	1,054,375
		4,107,500

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Pharmaceuticals — 1.56%
	The Medicines Co.
$1,500,000	2.500%, 01/15/2022	$1,949,063
2,000,000	2.750%, 07/15/2023 (Acquired Various Dates, Cost $2,000,000)(b)	2,046,250
		3,995,313
	Total Health Care (Cost $8,354,185)	9,663,750
INDUSTRIALS — 2.03%
	Air Freight & Logistics — 0.76%
	UTi Worldwide, Inc.
1,900,000	4.500%, 03/01/2019(c)	1,938,000
	Machinery — 1.27%
	Chart Industries, Inc.
1,000,000	2.000%, 08/01/2018	987,500
	The Greenbrier Companies, Inc.
2,000,000	3.500%, 04/01/2018	2,272,500
		3,260,000
	Total Industrials (Cost $4,763,571)	5,198,000
INFORMATION TECHNOLOGY — 2.84%
	Internet Software & Services — 2.08%
	Blucora, Inc.
1,500,000	4.250%, 04/01/2019	1,438,125
	Envestnet, Inc.
1,500,000	1.750%, 12/15/2019	1,436,250
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,427,812
	WebMD Health Corp.
1,000,000	2.500%, 01/31/2018	1,043,125
		5,345,312
	Software — 0.76%
	Nuance Communications, Inc.
2,060,000	1.500%, 11/01/2035	1,942,838
	Total Information Technology (Cost $7,028,410)	7,288,150
TOTAL CONVERTIBLE BONDS (COST $30,214,545)		33,207,400
CORPORATE BONDS — 70.73%
CONSUMER DISCRETIONARY — 18.49%
	Commercial Services — 0.41%
	Cimpress NV
1,000,000	7.000%, 04/01/2022 (Acquired Various Dates, Cost $997,500)(b)(c)	1,047,500
	Distributors — 0.50%
	LKQ Corp.
1,250,000	4.750%, 05/15/2023	1,290,625
	Diversified Consumer Services — 1.00%
	Perry Ellis International, Inc.
1,510,000	7.875%, 04/01/2019(d)	1,530,763
	Service Corp International
1,000,000	4.500%, 11/15/2020	1,023,750
		2,554,513

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
CONSUMER DISCRETIONARY (Continued)
	Hotels, Restaurants & Leisure — 0.76%
	Royal Caribbean Cruises Ltd.
$1,615,000	7.500%, 10/15/2027(c)	$1,948,094
	Internet & Catalog Retail — 0.53%
	Netflix, Inc.
250,000	5.500%, 02/15/2022	270,312
1,000,000	5.750%, 03/01/2024	1,080,000
		1,350,312
	Leisure Products — 1.33%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,420,000
	Media — 9.63%
	AMC Networks Inc.
1,500,000	5.000%, 04/01/2024	1,515,000
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	1,030,000
	Gray Television, Inc.
1,000,000	5.875%, 07/15/2026 (Acquired Various Dates, Cost $1,015,000)(b)	1,010,000
	Lions Gate Entertainment Corp.
7,000,000	5.250%, 08/01/2018(a)(c)	7,472,500
	Live Nation Entertainment Inc.
1,250,000	7.000%, 09/01/2020 (Acquired Various Dates, Cost $1,264,017)(b)	1,297,101
3,100,000	5.375%, 06/15/2022 (Acquired Various Dates, Cost $3,110,000)(b)	3,216,250
	MDC Partners Inc.
1,000,000	6.500%, 05/01/2024 (Acquired Various Dates, Cost $1,000,00)(b)(c)	930,000
	Regal Entertainment Group
2,600,000	5.750%, 06/15/2023	2,652,000
	Sirius XM Radio, Inc.
3,095,000	4.250%, 05/15/2020 (Acquired Various Dates, Cost $3,013,731)(b)	3,160,769
250,000	5.375%, 07/15/2026 (Acquired Various Dates, Cost $250,000)(b)	257,500
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023 (Acquired Various Dates, Cost $2,026,544)(b)	2,139,375
		24,680,495
	Specialty Retail — 2.92%
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,606,250
	Rent-A-Center Inc.
1,750,000	6.625%, 11/15/2020	1,697,500
2,000,000	4.750%, 05/01/2021	1,700,000
	Sonic Automotive, Inc.
1,500,000	5.000%, 05/15/2023	1,485,000
		7,488,750
	Textiles, Apparel & Luxury Goods — 1.41%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,627,000
	Total Consumer Discretionary (Cost $44,583,403)	47,407,289
CONSUMER STAPLES — 4.58%
	Beverages — 0.94%
	Cott Beverages, Inc.
2,000,000	6.750%, 01/01/2020	2,092,500
300,000	5.375%, 07/01/2022	310,125
		2,402,625

SHARES OR FACE AMOUNT		FAIR VALUE*
CONSUMER STAPLES (Continued)
	Food Products — 3.64%
	Darling Ingredients, Inc.
$1,100,000	5.375%, 01/15/2022	$1,152,250
	Smithfield Foods, Inc.
2,750,000	7.750%, 07/01/2017	2,860,000
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	2,080,000
3,000,000	6.000%, 02/15/2024 (Acquired Various Dates, Cost $3,000,000)(b)	3,243,750
		9,336,000
	Total Consumer Staples (Cost $11,146,901)	11,738,625
ENERGY — 7.74%
	Energy Equipment & Services — 0.37%
	Forum Energy Technologies Inc.
1,000,000	6.250%, 10/01/2021	952,500
	Oil, Gas & Consumable Fuels — 7.37%
	Concho Resources, Inc.
2,050,000	6.500%, 01/15/2022	2,132,000
	Continental Resources, Inc.
1,000,000	7.125%, 04/01/2021	1,033,125
	Diamondback Energy Inc.
1,000,000	7.625%, 10/01/2021	1,060,625
	Gulfport Energy Corp.
5,000,000	7.750%, 11/01/2020	5,212,500
	Holly Energy Partners, L.P.
1,650,000	6.500%, 03/01/2020	1,709,812
500,000	6.000%, 08/01/2024 (Acquired Various Dates, Cost $500,000)(b)	520,000
	Parsley Energy Inc.
1,500,000	7.500%, 02/15/2022 (Acquired Various Dates, Cost $1,470,891)(b)	1,601,250
	Parsley Energy LLC / Parsley Finance Corp.
250,000	6.250%, 06/01/2024 (Acquired Various Dates, Cost $250,000)(b)	259,375
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023 (Acquired Various Dates, Cost $1,242,821)(b)(c)	1,329,188
	Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
1,861,000	7.375%, 08/01/2021	1,936,603
500,000	5.500%, 06/01/2024	510,000
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.
1,000,000	5.500%, 10/15/2019	1,070,000
500,000	6.125%, 10/15/2021	523,125
		18,897,603
	Total Energy (Cost $18,950,508)	19,850,103
FINANCIALS — 3.57%
	Capital Markets — 2.38%
	KCG Holdings, Inc.
4,500,000	6.875%, 03/15/2020 (Acquired Various Dates, Cost $4,380,016)(b)	4,500,000
	MSCI Inc.
1,500,000	5.250%, 11/15/2024 (Acquired Various Dates, Cost $1,500,000)(b)	1,595,475
		6,095,475
	Diversified Financial Services — 1.19%
	Cogent Communications Finance Inc.
3,000,000	5.625%, 04/15/2021 (Acquired Various Dates, Cost $2,973,750)(b)	3,052,500
	Total Financials (Cost $8,853,766)	9,147,975

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 7.13%
	Health Care Equipment & Supplies — 1.76%
	Alere, Inc.
$1,000,000	6.500%, 06/15/2020	$1,005,000
	Greatbatch, Inc.
500,000	9.125%, 11/01/2023 (Acquired Various Dates, Cost $513,125)(b)	491,250
	Mallinckrodt International Finance S.A.
3,000,000	3.500%, 04/15/2018(c)	3,011,250
		4,507,500
	Health Care Providers & Services — 1.65%
	Centene Corp.
1,500,000	5.625%, 02/15/2021	1,593,750
500,000	6.125%, 02/15/2024	543,750
	CHS / Community Health Systems, Inc.
1,000,000	8.000%, 11/15/2019	985,000
1,200,000	7.125%, 07/15/2020	1,121,400
		4,243,900
	Pharmaceuticals — 3.72%
	Endo Finance LLC
4,500,000	5.750%, 01/15/2022 (Acquired Various Dates, Cost $4,395,946)(b)	4,173,750
	Valeant Pharmaceuticals International, Inc.
2,500,000	6.750%, 08/15/2018 (Acquired Various Dates, Cost $2,472,731)(b)(c)	2,525,000
3,000,000	6.375%, 10/15/2020 (Acquired Various Dates, Cost $3,093,105)(b)	2,827,500
		9,526,250
	Total Health Care (Cost $18,685,285)	18,277,650
INDUSTRIALS — 15.79%
	Aerospace & Defense — 6.27%
	DigitalGlobe Inc.
5,000,000	5.250%, 02/01/2021 (Acquired Various Dates, Cost $4,844,156)(b)	4,987,500
	KLX Inc.
2,000,000	5.875%, 12/01/2022 (Acquired Various Dates, Cost $2,000,000)(b)	2,080,000
	LMI Aerospace, Inc.
1,000,000	7.375%, 07/15/2019	1,010,000
	TransDigm, Inc.
2,000,000	5.500%, 10/15/2020	2,061,250
1,000,000	7.500%, 07/15/2021	1,060,625
250,000	6.000%, 07/15/2022	265,000
500,000	6.375%, 06/15/2026 (Acquired Various Dates, Cost $500,000)(b)	518,750
	Triumph Group Inc.
4,000,000	4.875%, 04/01/2021	3,850,000
250,000	5.250%, 06/01/2022	236,875
		16,070,000
	Commercial Services & Supplies — 2.78%
	Casella Waste Systems, Inc.
3,293,000	7.750%, 02/15/2019	3,360,918
	Covanta Holding Corp.
1,000,000	7.250%, 12/01/2020	1,032,750
250,000	5.875%, 03/01/2024	251,875
	Mobile Mini, Inc.
1,000,000	5.875%, 07/01/2024	1,045,000
	Quad Graphics, Inc.
1,500,000	7.000%, 05/01/2022	1,447,500
		7,138,043

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Construction & Engineering — 1.77%
	Tutor Perini Corp.
$4,500,000	7.625%, 11/01/2018	$4,525,312
	Electrical Equipment — 1.11%
	Monitronics International Inc.
3,000,000	9.125%, 04/01/2020	2,835,000
	Professional Services — 2.26%
	CEB, Inc.
2,000,000	5.625%, 06/15/2023(d)	1,975,000
	FTI Consulting, Inc.
3,625,000	6.000%, 11/15/2022	3,819,844
		5,794,844
	Trading Companies & Distributors — 1.60%
	Fly Leasing Ltd.
2,000,000	6.750%, 12/15/2020(c)	2,067,500
2,000,000	6.375%, 10/15/2021(c)	2,040,000
		4,107,500
	Total Industrials (Cost $39,970,290)	40,470,699
INFORMATION TECHNOLOGY — 9.55%
	Diversified Telecommunication Services — 0.90%
	CCO Holdings LLC / CCO Holdings Capital Corp.
2,200,000	5.250%, 03/15/2021	2,290,530
	Electronic Equipment, Instruments & Components — 0.41%
	Anixter Inc.
500,000	5.625%, 05/01/2019	533,125
500,000	5.125%, 10/01/2021	523,750
		1,056,875
	Internet Software & Services — 3.68%
	Bankrate Inc.
6,000,000	6.125%, 08/15/2018(d)	6,090,000
	j2 Global, Inc.
1,100,000	8.000%, 08/01/2020(d)	1,145,375
	Rackspace Hosting, Inc.
2,000,000	6.500%, 01/15/2024	2,205,000
		9,440,375
	IT Services — 1.81%
	NeuStar, Inc.
3,000,000	4.500%, 01/15/2023	2,700,000
	ServiceSource International Inc.
2,000,000	1.500%, 08/01/2018	1,943,750
		4,643,750
	Semiconductors & Semiconductor Equipment — 0.61%
	National Semiconductor Corp.
1,500,000	6.600%, 06/15/2017	1,560,145
	Software — 2.14%
	ACI Worldwide, Inc.
1,250,000	6.375%, 08/15/2020(d)	1,293,750
	Nuance Communications, Inc.
3,000,000	6.000%, 07/01/2024 (Acquired Various Dates, Cost $3,000,000)(b)	3,135,000

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	SS&C Technologies Holdings, Inc.
$1,000,000	5.875%, 07/15/2023	$1,057,500
		5,486,250
	Total Information Technology (Cost $23,666,266)	24,477,925
MATERIALS — 1.35%
	Chemicals — 1.35%
	A Schulman, Inc.
2,000,000	6.875%, 06/01/2023 (Acquired Various Dates, Cost $1,929,588)(b)	2,030,000
	GCP Applied Technologies Inc
1,250,000	9.500%, 02/01/2023 (Acquired Various Dates, Cost $1,299,637)(b)	1,431,188
	Total Materials (Cost $3,229,225)	3,461,188
TELECOMMUNICATION SERVICES — 2.53%
	Broadcast Media — 1.01%
	Nexstar Broadcasting, Inc.
2,000,000	6.125%, 02/15/2022 (Acquired Various Dates, Cost $1,995,000)(b)	2,075,000
	Nexstar Escrow Corp.
500,000	5.625%, 08/01/2024 (Acquired Various Dates, Cost $500,000)(b)	502,500
		2,577,500
	Diversified Telecommunication Services — 1.52%
	Consolidated Communications Inc
4,000,000	6.500%, 10/01/2022	3,900,000
	Total Telecommunication Services (Cost $6,247,657)	6,477,500
TOTAL CORPORATE BONDS (COST $175,333,301)		181,308,954
BANK LOANS — 11.04%
	Chemicals — 0.44%
1,125,000	Kraton Polymers — Term Loan B 6.000%, 01/06/2022 (Acquired Various Dates, Cost $1,080,531)(b)	1,135,828
	Diversified Consumer Services — 0.98%
2,481,013	ServiceMaster Global Holdings Inc. 4.250%, 07/01/2021 (Acquired Various Dates, Cost $2,472,263)(b)	2,509,147
	Diversified Telecommunication Services — 0.79%
2,000,000	Diebold Inc. — Term Loan B 5.250%, 03/17/2023 (Acquired Various Dates, Cost $2,006,737)(b)	2,024,590
	Food Products — 1.16%
3,000,000	Amplify Snack Brands, Inc. 6.500%, 09/30/2023(d)	2,983,125
	Health Care Equipment & Supplies — 1.55%
1,984,774	Catalent, Inc. 4.250%, 05/20/2021 (Acquired Various Dates, Cost $1,983,527)(b)	2,001,218
992,500	Greatbatch, Inc. 5.250%, 10/27/2022 (Acquired Various Dates, Cost $990,019)(b)	981,543
	Mallinckrodt International Finance S.A. — Term Load B 3.250%, 03/19/2021
975,000	(Acquired Various Dates, Cost $975,230)(b)	975,102
		3,957,863
	Industrial Services — 0.79%
	Siteone Landscape Supply — Term Loan B 6.250%, 04/01/2022
1,990,000	(Acquired Various Dates, Cost $2,003,697)(b)	2,011,144
	Machinery — 0.18%
	Manitowoc Foodservice, Inc. 5.750%, 02/06/2023
464,103	(Acquired Various Dates, Cost $455,343)(b)	470,967

SHARES OR FACE AMOUNT		FAIR VALUE*
	Oil, Gas & Consumable Fuels — 0.59%
$1,500,000	Callon Petroleum Co. (2nd Lien) 8.500%, 10/07/2021(d)	$1,522,185
	Pharmaceuticals — 3.78%
5,915,783	Akorn Inc. — Term Loan B 5.250%, 04/16/2021 (Acquired Various Dates, Cost $5,827,176)(b)	5,989,730
2,482,494	Concordia Healthcare Corp. 5.250%, 10/01/2021 (Acquired Various Dates, Cost $2,414,030)(b)	2,225,283
	Valeant Pharmaceuticals International, Inc. 5.000%, 02/13/2019
1,460,093	(Acquired Various Dates, Cost $1,411,328)(b)	1,463,400
		9,678,413
	Trading Companies & Distributors — 0.78%
	Nexeo Solutions, Inc. — Term Loan B 5.250%, 05/17/2023
1,995,000	(Acquired Various Dates, Cost $2,001,881)(b)	2,009,035
TOTAL BANK LOANS (COST $28,057,497)		28,302,297
SHORT TERM INVESTMENT — 2.35%
INVESTMENT COMPANY — 2.35%
6,016,397	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(e)	6,016,397
	Total Investment Company	6,016,397
TOTAL SHORT TERM INVESTMENT (COST $6,016,397)		6,016,397
TOTAL INVESTMENTS — 98.57% (COST $243,948,725)		252,650,808
Other Assets in Excess of Liabilities — 1.43%		3,677,355
TOTAL NET ASSETS — 100.00%		$256,328,163

  (a)  These securities are deemed illiquid. The total value of these securities amounted to $13,514,375 (5.27% of net assets) at September 30, 2016.

  (b)  Restricted security deemed liquid. The total value of these securities amounted to $81,780,708 (31.90% of net assets) at September 30, 2016.

  (c)  Foreign Issued Securities. The total value of these securities amounted to $25,952,292 (10.12% of net assets) at September 30, 2016.

  (d)  144A Securities. The total value of these securities amounted to $16,540,198 (6.45% of net assets) at September 30, 2016.

  (e)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 96.96%
BELGIUM — 1.19%
	Beverages — 1.19%
19,000	Anheuser-Busch InBev N.V.	$2,488,682
	Total Belgium (Cost $1,902,411)	2,488,682
BRAZIL — 1.10%
	Beverages — 1.10%
380,000	Ambev SA — ADR	2,314,200
	Total Brazil (Cost $2,210,749)	2,314,200
CANADA — 1.31%
	Road & Rail — 1.31%
42,000	Canadian National Railway Co.	2,746,800
	Total Canada (Cost $2,765,770)	2,746,800
CHILE — 0.30%
	Beverages — 0.30%
31,107	Cia Cervecerias Unidas SA — ADR	628,051
	Total Chile (Cost $575,997)	628,051
FINLAND — 0.90%
	Leisure Products — 0.90%
62,000	Amer Sports Corp.	1,895,820
	Total Finland (Cost $1,802,047)	1,895,820
FRANCE — 16.44%
	Beverages — 1.50%
26,500	Pernod Ricard SA	3,136,156
	Chemicals — 1.65%
32,320	Air Liquide SA	3,465,489
	Electrical Equipment — 1.13%
34,000	Schneider Electric SE	2,370,325
	Food Products — 1.83%
29,503	Naturex(a)(b)	2,644,761
18,280	Vilmorin & Cie S.A.(b)	1,201,910
		3,846,671
	Hotels, Restaurants & Leisure — 1.48%
78,000	Accor SA	3,093,924
	Internet Software & Services — 0.89%
53,100	Criteo SA — ADR(a)	1,864,341
	Life Sciences Tools & Services — 0.69%
3,200	Eurofins Scientific SE	1,453,532
	Media — 2.23%
62,000	Publicis Groupe SA	4,688,707
	Software — 1.86%
45,000	Dassault Systemes	3,904,054

SHARES OR FACE AMOUNT		FAIR VALUE*
FRANCE (Continued)
	Textiles, Apparel & Luxury Goods — 3.18%
20,000	Kering	$4,033,970
15,500	LVMH Moet Hennessy Louis Vuitton SA	2,643,144
		6,677,114
	Total France (Cost $33,937,363)	34,500,313
GERMANY — 27.13%
	Chemicals — 4.34%
27,300	Linde A.G.	4,640,010
61,000	Symrise AG	4,469,866
		9,109,876
	Construction Materials — 1.87%
41,500	HeidelbergCement AG	3,920,214
	Electronic Equipment, Instruments & Components — 1.25%
143,711	Jenoptik AG	2,626,606
	Food Products — 0.43%
2,700	KWS Saat AG	909,463
	Health Care Equipment & Supplies — 1.05%
57,525	Carl Zeiss Meditec AG	2,199,054
	Health Care Providers & Services — 3.35%
88,000	Fresenius SE & Co. KGaA	7,019,715
	Household Products — 1.99%
35,900	Henkel AG & Co. KGaA	4,178,029
	Industrial Conglomerates — 1.66%
29,700	Siemens A.G. — ADR	3,476,494
	Insurance — 1.22%
13,700	Muenchener Rueckversicherungs-Gesellschaft AG.	2,554,735
	IT Services — 2.48%
100,000	Wirecard AG	5,195,520
	Machinery — 1.03%
17,900	KUKA AG(a)	2,164,633
	Pharmaceuticals — 1.77%
9,000	Bayer AG — ADR	904,500
28,000	Bayer AG	2,812,928
		3,717,428
	Software — 2.58%
59,300	SAP SE — ADR	5,420,613
	Textiles, Apparel & Luxury Goods — 1.59%
19,200	Adidas AG	3,332,322
	Trading Companies & Distributors — 0.52%
20,000	Brenntag AG	1,092,014
	Total Germany (Cost $42,451,465)	56,916,716

Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HONG KONG — 4.05%
	Industrial Conglomerates — 2.88%
300,000	Beijing Enterprise Holdings Ltd.	$1,520,035
44,184	Jardine Matheson Holding Ltd.	2,677,992
56,695	Jardine Strategic Holdings Ltd.	1,853,927
		6,051,954
	Specialty Retail — 1.17%
1,230,750	L'Occitane International SA	2,453,122
	Total Hong Kong (Cost $8,457,718)	8,505,076
INDIA — 1.48%
	Banks — 1.48%
415,000	ICICI Bank Ltd. — ADR	3,100,050
	Total India (Cost $4,499,166)	3,100,050
IRELAND — 1.76%
	Pharmaceuticals — 1.76%
16,000	Allergan plc(a)	3,684,960
	Total Ireland (Cost $2,679,874)	3,684,960
ISRAEL — 1.07%
	Pharmaceuticals — 1.07%
48,600	Teva Pharmaceutical Industries Ltd. — ADR	2,236,086
	Total Israel (Cost $2,371,498)	2,236,086
ITALY — 3.24%
	Beverages — 1.99%
370,000	Davide Campari-Milano SpA	4,168,885
	Internet & Catalog Retail — 1.25%
85,000	Yoox Net-a-porter Group SpA(a)	2,631,573
	Total Italy (Cost $5,095,590)	6,800,458
JAPAN — 5.14%
	Beverages — 0.55%
32,000	Asahi Group Holdings Ltd.	1,156,866
	Electronic Equipment, Instruments & Components — 2.80%
25,000	Murata Manufacturing Co., Ltd.	3,212,366
75,000	Omron Corp.	2,666,289
		5,878,655
	Internet & Catalog Retail — 0.66%
81,000	START TODAY Co., LTD.	1,381,884
	Machinery — 1.12%
14,000	FANUC CORP.	2,348,405
	Software — 0.01%
500	LINE Corp. — ADR(a)	24,200
	Total Japan (Cost $9,611,465)	10,790,010

SHARES OR FACE AMOUNT		FAIR VALUE*
NETHERLANDS — 4.54%
	IT Services — 1.85%
107,499	InterXion Holding NV(a)	$3,893,614
	Personal Products — 1.42%
64,700	Unilever N.V. — NY Shares — ADR	2,982,670
	Semiconductors & Semiconductor Equipment — 1.27%
24,241	ASML Holding NV — NY Shares — ADR	2,656,329
	Total Netherlands (Cost $6,330,300)	9,532,613
NORWAY — 1.81%
	Commercial Services & Supplies — 1.06%
192,000	Tomra Systems ASA	2,227,504
	Diversified Telecommunication Services — 0.75%
91,000	Telenor ASA	1,560,566
	Total Norway (Cost $3,484,580)	3,788,070
REPUBLIC OF KOREA — 0.55%
	Semiconductors & Semiconductor Equipment — 0.55%
800	Samsung Electronic Co., Ltd.	1,160,757
	Total Republic of Korea (Cost $894,090)	1,160,757
SINGAPORE — 2.70%
	Semiconductors & Semiconductor Equipment — 2.70%
32,770	Broadcom Ltd.	5,653,480
	Total Singapore (Cost $1,118,903)	5,653,480
SPAIN — 1.19%
	Specialty Retail — 1.19%
67,500	Inditex SA	2,502,275
	Total Spain (Cost $1,360,312)	2,502,275
SWITZERLAND — 7.85%
	Capital Markets — 1.03%
53,337	Julius Baer Group Ltd.	2,170,264
	Chemicals — 1.19%
28,500	Syngenta AG — ADR	2,496,600
	Construction Materials — 1.46%
56,500	Holcim Ltd.	3,053,268
	Insurance — 1.50%
35,000	Swiss Re AG	3,157,746
	Pharmaceuticals — 1.57%
50,000	Roche Holding AG — ADR	1,548,500
7,000	Roche Holding AG	1,736,490
		3,284,990
	Specialty Retail — 1.10%
18,500	Dufry AG(a)	2,315,595
	Total Switzerland (Cost $16,765,692)	16,478,463

Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
TAIWAN, PROVINCE OF CHINA — 2.35%
	Semiconductors & Semiconductor Equipment — 2.35%
161,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	$4,933,586
	Total Taiwan, Province of China (Cost $2,178,768)	4,933,586
UNITED KINGDOM — 10.86%
	Beverages — 1.95%
35,300	Diageo PLC — ADR	4,096,212
	Health Care Equipment & Supplies — 1.42%
91,000	Smith & Nephew PLC. — ADR	2,982,980
	Hotels, Restaurants & Leisure — 2.70%
78,076	InterContinental Hotels Group PLC	3,218,085
48,000	Whitbread PLC	2,436,333
		5,654,418
	Insurance — 1.72%
32,000	Aon PLC	3,599,680
	Media — 2.06%
130,600	Liberty Global PLC — Series C(a)	4,315,024
	Textiles, Apparel & Luxury Goods — 1.01%
119,000	Burberry Group PLC	2,126,983
	Total United Kingdom (Cost $22,696,216)	22,775,297
TOTAL COMMON STOCKS (COST $173,189,974)		203,431,763
SHORT TERM INVESTMENT — 2.84%
INVESTMENT COMPANY — 2.84%
5,966,510	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	5,966,510
	Total Investment Company	5,966,510
TOTAL SHORT TERM INVESTMENT (COST $5,966,510)		5,966,510
TOTAL INVESTMENTS — 99.80% (COST $179,156,484)		209,398,273
Other Assets in Excess of Liabilities — 0.20%		407,933
TOTAL NET ASSETS — 100.00%		$209,806,206

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non Income Producing

  (b)  A portion of these securities is deemed illiquid. The total value of the illiquid portions of these securities amounted to $1,338,090 (0.64% of net assets) at September 30, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

As of September 30, 2016, the industry diversification was as follows:

	FAIR VALUE	PERCENTAGE OF NET ASSETS
Common Stocks
Banks	$3,100,050	1.48%
Beverages	17,989,052	8.57%
Capital Markets	2,170,264	1.03%
Chemicals	15,071,965	7.18%
Commercial Services & Supplies	2,227,504	1.06%
Construction Materials	6,973,482	3.32%
Diversified Telecommunication Services	1,560,566	0.74%
Electrical Equipment	2,370,325	1.13%
Electronic Equipment, Instruments & Components	8,505,261	4.05%
Food Products	4,756,134	2.27%
Health Care Equipment & Supplies	5,182,034	2.47%
Health Care Providers & Services	7,019,715	3.35%
Hotels, Restaurants & Leisure	8,748,342	4.17%
Household Products	4,178,029	1.99%
Industrial Conglomerates	9,528,448	4.54%
Insurance	9,312,161	4.44%
Internet & Catalog Retail	4,013,458	1.91%
Internet Software & Services	1,864,341	0.89%
IT Services	9,089,134	4.33%
Leisure Products	1,895,820	0.90%
Life Sciences Tools & Services	1,453,532	0.69%
Machinery	4,513,038	2.15%
Media	9,003,731	4.29%
Personal Products	2,982,670	1.42%
Pharmaceuticals	12,923,464	6.16%
Road & Rail	2,746,800	1.31%
Semiconductors & Semiconductor Equipment	14,404,152	6.87%
Software	9,348,867	4.46%
Specialty Retail	7,270,991	3.47%
Textiles, Apparel & Luxury Goods	12,136,419	5.78%
Trading Companies & Distributors	1,092,014	0.52%
Total Common Stocks	203,431,763	96.96%
Short Term Investment
Investment Company	5,966,510	2.84%
Total Short Term Investment	5,966,510	2.84%
Total Investments	209,398,273	99.80%
Other Assets in Excess of Liabilities	407,933	0.20%
TOTAL NET ASSETS	$209,806,206	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 91.49%
CONSUMER DISCRETIONARY — 21.37%
	Hotels, Restaurants & Leisure — 3.69%
2,225	Chipotle Mexican Grill, Inc.(a)	$942,288
12,755	Marriott International, Inc. — Class A	858,794
		1,801,082
	Household Durables — 1.59%
9,200	Harman International Industries, Inc.	776,940
	Internet & Catalog Retail — 8.78%
3,625	Amazon.com, Inc.(a)	3,035,249
850	The Priceline Group Inc.(a)	1,250,766
		4,286,015
	Media — 2.30%
4,159	Charter Communications, Inc. — Class A(a)	1,122,805
	Specialty Retail — 3.91%
11,300	Lowe's Companies, Inc.	815,973
8,330	Restoration Hardware Holdings Inc.(a)	288,052
10,800	TJX Companies, Inc.	807,624
		1,911,649
	Textiles, Apparel & Luxury Goods — 1.10%
11,200	Luxottica Group S.p.A. — ADR(b)	535,584
	Total Consumer Discretionary (Cost $7,301,338)	10,434,075
CONSUMER STAPLES — 6.68%
	Food & Staples Retailing — 4.92%
6,200	Costco Wholesale Corp.	945,562
16,400	CVS Health Corp.	1,459,436
		2,404,998
	Personal Products — 1.76%
9,700	The Estee Lauder Companies Inc. — Class A	859,032
	Total Consumer Staples (Cost $2,638,866)	3,264,030
ENERGY — 2.52%
	Energy Equipment & Services — 2.52%
15,679	Schlumberger Ltd.(b)	1,232,997
	Total Energy (Cost $911,191)	1,232,997
FINANCIALS — 8.73%
	Capital Markets — 8.73%
11,900	CME Group Inc.	1,243,788
4,575	Intercontinental Exchange, Inc.	1,232,322
8,800	S&P Global, Inc.	1,113,728
10,100	T. Rowe Price Group Inc.	671,650
	Total Financials (Cost $3,246,594)	4,261,488
HEALTH CARE — 14.87%
	Biotechnology — 3.24%
7,900	Alnylam Pharmaceuticals Inc.(a)	535,462
3,350	Biogen Idec Inc.(a)	1,048,650
		1,584,112

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 3.27%
3,600	The Cooper Companies, Inc.	$645,336
11,000	Medtronic, PLC(b)	950,400
		1,595,736
	Health Care Technology — 4.06%
7,650	athenahealth Inc.(a)	964,818
16,500	Cerner Corp.(a)	1,018,875
		1,983,693
	Pharmaceuticals — 4.30%
31,000	Roche Holding AG — ADR(b)	960,070
21,900	Zoetis Inc	1,139,019
		2,099,089
	Total Health Care (Cost $6,616,257)	7,262,630
INDUSTRIALS — 7.68%
	Air Freight & Logistics — 2.42%
10,800	United Parcel Service, Inc. — Class B	1,181,088
	Commercial Services & Supplies — 2.52%
19,300	Waste Management, Inc.	1,230,568
	Industrial Conglomerates — 2.74%
8,000	Danaher Corp.	627,120
6,100	Honeywell International, Inc.	711,199
		1,338,319
	Total Industrials (Cost $3,315,605)	3,749,975
INFORMATION TECHNOLOGY — 27.86%
	Internet Software & Services — 9.52%
2,245	Alphabet, Inc. — Class A(a)	1,805,115
1,148	Alphabet, Inc. — Class C(a)	892,329
15,200	Facebook Inc. — Class A(a)	1,949,704
		4,647,148
	IT Services — 4.55%
4,700	Alliance Data Systems Corporation(a)	1,008,291
14,700	Visa Inc. — Class A	1,215,690
		2,223,981
	Semiconductors & Semiconductor Equipment — 4.47%
69,800	Micron Technology, Inc.(a)	1,241,044
13,715	QUALCOMM, Inc.	939,477
		2,180,521
	Software — 5.83%
30,400	Microsoft Corp.	1,751,040
27,940	Oracle Corp.	1,097,483
		2,848,523
	Technology Hardware, Storage & Peripherals — 3.49%
15,095	Apple Inc.	1,706,490
	Total Information Technology (Cost $8,819,591)	13,606,663

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 1.78%
	Chemicals — 1.78%
7,200	Praxair, Inc.	$869,976
	Total Materials (Cost $804,804)	869,976
TOTAL COMMON STOCKS (COST $33,654,246)		44,681,834
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.37%
FINANCIALS — 2.37%
3,211	Equinix Inc.	1,156,763
	Total Financials (Cost $539,541)	1,156,763
TOTAL REITS (COST $539,541)		1,156,763
SHORT TERM INVESTMENT — 4.21%
INVESTMENT COMPANY — 4.21%
2,053,940	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	2,053,940
	Total Investment Company	2,053,940
TOTAL SHORT TERM INVESTMENT (COST $2,053,940)		2,053,940
TOTAL INVESTMENTS — 98.07% (COST $36,247,727)		47,892,537
Other Assets in Excess of Liabilities — 1.93%		944,008
TOTAL NET ASSETS — 100.00%		$48,836,545

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non Income Producing

  (b)  Foreign Issued Security. The total value of these securities amounted to $3,679,051 (7.53% of net assets) at September 30, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 88.83%
CONSUMER DISCRETIONARY — 20.25%
	Auto Components — 1.41%
157,565	BorgWarner, Inc.	$5,543,137
	Distributors — 1.05%
116,970	LKQ Corp.(a)	4,147,756
	Hotels, Restaurants & Leisure — 2.97%
13,055	Chipotle Mexican Grill, Inc.(a)	5,528,792
39,435	Dunkin' Brands Group Inc.	2,053,775
42,630	Wynn Resorts Ltd.	4,153,015
		11,735,582
	Household Durables — 1.75%
81,915	Harman International Industries, Inc.	6,917,722
	Internet & Catalog Retail — 1.77%
59,687	Expedia, Inc.	6,966,667
	Internet Software & Services — 0.94%
259,540	Pandora Media Inc.(a)	3,719,208
	Leisure Products — 1.18%
60,160	Polaris Industries Inc.	4,658,790
	Media — 1.94%
73,925	AMC Networks, Inc. — Class A(a)	3,833,750
190,995	Lions Gate Entertainment Corp.(b)	3,817,990
		7,651,740
	Specialty Retail — 5.40%
40,665	Advance Auto Parts, Inc.	6,063,965
6,590	O'Reilly Automotive, Inc.(a)	1,845,925
90,385	Tractor Supply Co.	6,087,430
142,965	Williams-Sonoma, Inc.	7,302,652
		21,299,972
	Textiles, Apparel & Luxury Goods — 1.84%
30,510	Ralph Lauren Corp.	3,085,781
48,100	Under Armour, Inc. — Class A(a)	1,860,508
68,553	Under Armour, Inc. — Class C(a)	2,321,205
		7,267,494
	Total Consumer Discretionary (Cost $67,900,840)	79,908,068
CONSUMER STAPLES — 7.88%
	Beverages — 1.74%
41,350	Constellation Brands, Inc. — Class A	6,884,361
	Food & Staples Retailing — 0.77%
107,155	Whole Foods Market, Inc.	3,037,844
	Food Products — 5.31%
76,130	The Hain Celestial Group, Inc.(a)	2,708,706
46,540	Ingredion, Inc.	6,192,612
53,295	Kellogg Co.	4,128,764
145,345	WhiteWave Foods Co.(a)	7,911,128
		20,941,210
	Personal Products — 0.06%
8,205	e.l.f. Beauty, Inc.(a)	230,725
	Total Consumer Staples (Cost $24,149,871)	31,094,140

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY — 1.45%
	Energy Equipment & Services — 1.45%
113,330	FMC Technologies, Inc.(a)	$3,362,501
118,215	Forum Energy Technologies Inc.(a)	2,347,750
	Total Energy (Cost $5,158,174)	5,710,251
FINANCIALS — 12.26%
	Capital Markets — 12.26%
73,485	CME Group Inc.	7,680,652
171,945	Financial Engines Inc.	5,108,486
46,525	MarketAxess Holdings, Inc.	7,704,075
86,375	Moody's Corp.	9,352,685
91,940	MSCI, Inc.	7,717,444
106,170	Northern Trust Corp.	7,218,498
78,610	SEI Investments Management Corp.	3,585,402
	Total Financials (Cost $25,934,762)	48,367,242
HEALTH CARE — 15.27%
	Biotechnology — 2.93%
219,310	Cepheid, Inc.(a)	11,555,444
	Health Care Equipment & Supplies — 1.99%
52,030	Align Technology, Inc.(a)	4,877,812
29,705	Varian Medical Systems, Inc.(a)	2,956,539
		7,834,351
	Health Care Providers & Services — 1.22%
59,600	AmerisourceBergen Corp.	4,814,488
	Health Care Technology — 1.84%
117,705	Cerner Corp.(a)	7,268,284
	Life Sciences Tools & Services — 3.06%
58,790	Bio-Techne Corp.	6,437,505
30,960	Illumina, Inc.(a)	5,624,194
		12,061,699
	Pharmaceuticals — 4.23%
126,195	Akorn, Inc.(a)	3,440,076
117,900	The Medicines Co.(a)	4,449,546
49,095	Perrigo Co. PLC(b)	4,532,941
82,030	Zoetis Inc	4,266,380
		16,688,943
	Total Health Care (Cost $46,429,705)	60,223,209
INDUSTRIALS — 13.20%
	Building Products — 1.17%
78,345	Trex Co., Inc.(a)	4,600,418
	Commercial Services & Supplies — 1.20%
59,295	Stericycle, Inc.(a)	4,751,901
	Electrical Equipment — 1.47%
21,987	Acuity Brands, Inc.	5,817,760
	Machinery — 1.78%
28,515	Nordson Corporation	2,840,950
69,485	Proto Labs, Inc.(a)	4,162,846
		7,003,796

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Professional Services — 3.98%
157,920	Nielsen Holdings PLC(b)	$8,459,774
88,905	Verisk Analytics, Inc(a)	7,226,199
		15,685,973
	Road & Rail — 2.13%
90,205	Kansas City Southern	8,417,931
	Trading Companies & Distributors — 1.47%
139,200	Fastenal Co.	5,815,776
	Total Industrials (Cost $40,715,483)	52,093,555
INFORMATION TECHNOLOGY — 15.36%
	Communications Equipment — 1.54%
48,740	F5 Networks, Inc.(a)	6,074,954
	Electronic Equipment, Instruments & Components — 3.56%
142,565	Cognex Corp.	7,535,986
228,650	National Instruments Corp.	6,493,660
		14,029,646
	Internet Software & Services — 2.71%
105,375	Akamai Technologies, Inc.(a)	5,583,821
18,315	CoStar Group, Inc.(a)	3,965,747
31,060	Nutanix, Inc.(a)	1,149,220
		10,698,788
	IT Services — 1.44%
26,510	Alliance Data Systems Corporation(a)	5,687,190
	Semiconductors & Semiconductor Equipment — 1.08%
48,030	Inphi Corp.(a)	2,089,785
40,335	Xilinx, Inc.	2,191,804
		4,281,589
	Software — 5.03%
29,470	ANSYS, Inc.(a)	2,729,217
74,380	Aspen Technology, Inc.(a)	3,480,240
65,635	CommVault Systems, Inc. (a)	3,487,188
229,810	RealPage, Inc.(a)	5,906,117
52,280	Red Hat, Inc.(a)	4,225,792
		19,828,554
	Total Information Technology (Cost $42,433,122)	60,600,721
MATERIALS — 3.16%
	Chemicals — 3.16%
47,045	Air Products & Chemicals, Inc.	7,072,746
111,865	FMC Corp.	5,407,554
	Total Materials (Cost $9,811,628)	12,480,300
TOTAL COMMON STOCKS (COST $262,533,585)		350,477,486

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.91%
FINANCIALS — 1.91%
20,889	Equinix Inc.	$7,525,262
	Total Financials (Cost $3,487,366)	7,525,262
TOTAL REITS (COST $3,487,366)		7,525,262
SHORT TERM INVESTMENT — 8.09%
INVESTMENT COMPANY — 8.09%
31,932,239	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	31,932,239
	Total Investment Company	31,932,239
TOTAL SHORT TERM INVESTMENT (COST $31,932,239)		31,932,239
TOTAL INVESTMENTS — 98.83% (COST $297,953,190)		389,934,987
Other Assets in Excess of Liabilities — 1.17%		4,622,361
TOTAL NET ASSETS — 100.00%		$394,557,348

PLC — Public Limited Company

  (a)  Non Income Producing

  (b)  Foreign Issued Securities. The total value of these securities amounted to $16,810,705 (4.26% of net assets) at September 30, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 93.49%
CONSUMER DISCRETIONARY — 14.45%
	Auto Components — 1.76%
221,715	Dorman Products, Inc.(a)	$14,167,588
	Hotels, Restaurants & Leisure — 4.67%
63,495	Buffalo Wild Wings Inc.(a)	8,936,286
330,605	Dave & Buster's Entertainment, Inc.(a)	12,953,104
600,030	Sonic Corp.	15,708,786
		37,598,176
	Household Durables — 0.33%
74,585	Installed Building Products Inc(a)	2,675,364
	Media — 0.68%
189,670	IMAX Corp.(a)(b)	5,494,740
	Specialty Retail — 3.82%
384,915	At Home Group Inc.(a)	5,831,462
302,655	Five Below, Inc.(a)	12,193,970
208,885	Monro Muffler Brake, Inc.	12,777,496
		30,802,928
	Textiles, Apparel & Luxury Goods — 3.19%
204,347	Oxford Industries, Inc.	13,834,292
342,285	Steven Madden, Ltd.(a)	11,829,369
		25,663,661
	Total Consumer Discretionary (Cost $100,109,287)	116,402,457
CONSUMER STAPLES — 2.43%
	Food Products — 2.37%
92,915	AdvancePierre Foods Holdings, Inc.	2,560,737
157,425	The Hain Celestial Group, Inc.(a)	5,601,182
324,835	Snyder's-Lance, Inc.	10,907,959
		19,069,878
	Personal Products — 0.06%
17,270	e.l.f. Beauty, Inc.(a)	485,633
	Total Consumer Staples (Cost $18,634,438)	19,555,511
ENERGY — 0.48%
	Energy Equipment & Services — 0.48%
196,175	Forum Energy Technologies Inc.(a)	3,896,035
	Total Energy (Cost $3,059,688)	3,896,035
FINANCIALS — 8.54%
	Capital Markets — 5.41%
548,885	Financial Engines Inc.	16,307,373
116,861	MarketAxess Holdings, Inc.	19,351,013
768,765	WisdomTree Investments, Inc.	7,910,592
		43,568,978
	Real Estate Management & Development — 3.13%
340,315	Colliers International Group, Inc.(b)	14,317,052
233,490	FirstService Corp.(b)	10,899,313
		25,216,365
	Total Financials (Cost $19,548,795)	68,785,343

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 24.34%
	Biotechnology — 4.36%
315,285	Cepheid, Inc.(a)	$16,612,366
654,575	Exact Sciences Corp.(a)	12,155,458
62,565	Ligand Pharmaceuticals Inc.(a)	6,385,384
		35,153,208
	Health Care Equipment & Supplies — 4.12%
105,409	Align Technology, Inc.(a)	9,882,094
222,863	Nevro Corp.(a)	23,264,668
		33,146,762
	Health Care Providers & Services — 2.12%
451,743	HealthEquity, Inc.(a)	17,098,473
	Health Care Technology — 2.22%
49,060	athenahealth Inc.(a)	6,187,447
210,050	Medidata Solutions, Inc.(a)	11,712,388
		17,899,835
	Life Sciences Tools & Services — 5.39%
155,270	Bio-Techne Corp.	17,002,065
176,997	ICON PLC.(a)(b)	13,694,258
224,055	INC Research Holdings Inc. — Class A(a)	9,988,372
91,950	Patheon N.V.(a)(b)	2,724,478
		43,409,173
	Pharmaceuticals — 6.13%
380,995	Akorn, Inc.(a)	10,385,924
443,105	Catalent, Inc.(a)	11,449,833
271,180	The Medicines Co.(a)	10,234,333
701,280	Supernus Pharmaceuticals Inc.(a)	17,342,655
		49,412,745
	Total Health Care (Cost $112,172,085)	196,120,196
INDUSTRIALS — 8.39%
	Aerospace & Defense — 1.10%
200,770	Hexcel Corp.	8,894,111
	Building Products — 1.15%
158,420	Trex Co., Inc.(a)	9,302,423
	Electrical Equipment — 1.56%
346,130	Generac Holdings, Inc.(a)	12,564,519
	Machinery — 0.92%
123,485	Proto Labs, Inc.(a)	7,397,986
	Professional Services — 3.66%
212,465	CEB, Inc.	11,572,968
293,725	WageWorks, Inc.(a)	17,890,790
		29,463,758
	Total Industrials (Cost $40,074,908)	67,622,797
INFORMATION TECHNOLOGY — 31.66%
	Communications Equipment — 0.86%
317,505	Ciena Corp.(a)	6,921,609

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Electronic Equipment, Instruments & Components — 2.80%
238,990	Cognex Corp.	$12,633,012
668,155	Fitbit, Inc. — Class A(a)	9,915,420
		22,548,432
	Internet Software & Services — 12.57%
339,162	comScore Inc.(a)	10,398,707
78,180	CoStar Group, Inc.(a)	16,928,316
314,340	Five9, Inc.(a)	4,928,851
480,930	GoDaddy, Inc. — Class A(a)	16,606,513
248,560	LogMeIn, Inc.	22,467,338
640,946	Mimecast Ltd(a)(b)	12,261,297
65,125	Nutanix, Inc.(a)	2,409,625
208,615	SPS Commerce Inc.(a)	15,314,427
		101,315,074
	IT Services — 2.09%
95,730	ExlService Holdings, Inc.(a)	4,771,183
333,701	InterXion Holding NV(a)(b)	12,086,650
		16,857,833
	Semiconductors & Semiconductor Equipment — 5.02%
280,455	Cavium, Inc.(a)	16,322,481
101,045	Inphi Corp.(a)	4,396,468
244,715	Monolithic Power Systems Inc	19,699,557
		40,418,506
	Software — 8.32%
248,770	BroadSoft Inc.(a)	11,580,243
314,465	CyberArk Software Ltd.(a)(b)	15,588,030
182,155	HubSpot, Inc.(a)	10,495,771
87,870	Imperva Inc.(a)	4,719,498
334,110	Paylocity Holding Corp.(a)	14,854,531
47,950	The Ultimate Software Group, Inc.(a)	9,800,501
		67,038,574
	Total Information Technology (Cost $165,074,939)	255,100,028
MATERIALS — 1.29%
	Construction Materials — 1.29%
225,585	US Concrete Inc.(a)	10,391,573
	Total Materials (Cost $13,384,034)	10,391,573
TELECOMMUNICATION SERVICES — 1.91%
	Diversified Telecommunication Services — 1.91%
417,465	Cogent Communications Holdings Inc.	15,366,887
	Total Telecommunication Services (Cost $13,069,461)	15,366,887
TOTAL COMMON STOCKS (COST $485,127,635)		753,240,827

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 5.85%
INVESTMENT COMPANY — 5.85%
47,122,583	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$47,122,583
	Total Investment Company	47,122,583
TOTAL SHORT TERM INVESTMENT (Cost $47,122,583)		47,122,583
TOTAL INVESTMENTS — 99.34% (Cost $532,250,218)		800,363,410
Other Assets in Excess of Liabilities — 0.66%		5,307,706
TOTAL NET ASSETS — 100.00%		$805,671,116

PLC — Public Limited Company

  (a)  Non Income Producing

  (b)  Foreign Issued Securities. The total value of these securities amounted to $87,065,818 (10.81% of net assets) at September 30, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2016.

*  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$954,448,366	$36,030,774	$83,595,957	$711,846,039	$264,285,898
Total investments, at cost	$954,448,366	$36,030,774	$83,595,957	$711,846,039	$264,285,898
Investments in securities, at value:
Investments in securities of unaffiliated issuers	$1,145,282,316	$41,847,165	$93,409,654	$840,461,428	$376,964,541
Total investments, at value	1,145,282,316	41,847,165	93,409,654	840,461,428	376,964,541
Cash denominated in foreign currency, at value:(1)	—	—	—	—	—
Receivables:
Investments sold	11,825,119	—	4,129,523	—	—
Fund shares sold	2,303,938	15,955	13,193	112,576	125,444
Dividends	550,452	44,012	9,563	1,132,943	283,621
Interest	19,764	844	2,005	2,717,356	2,992
Other assets	35,683	10,984	13,683	29,118	17,112
Total assets	1,160,017,272	41,918,960	97,577,621	844,453,421	377,393,710
LIABILITIES:
Payables:
Investments purchased	3,678,919	—	878,970	—	—
Written options, at value(2) (Note 8)	—	—	—	7,875	—
Fund shares purchased	1,038,801	1,453	46,530	1,281,585	1,547,675
Management fees	939,087	30,641	115,002	699,053	279,897
Custody fees	—	—	—	—	—
Accrued expenses	1,257	2,567	8,452	84,904	17,788
Total liabilities	5,658,064	34,661	1,048,954	2,073,417	1,845,360
NET ASSETS	$1,154,359,208	$41,884,299	$96,528,667	$842,380,004	$375,548,350
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$936,856,594	$35,817,581	$78,142,604	$711,864,372	$250,248,414
Undistributed (distribution in excess of) net investment income (loss)	(1,174,425)	14,022	(343,940)	(1,858,982)	1,480,974
Accumulated net realized gain (loss) from investment and foreign currency transactions	27,843,089	236,305	8,916,306	3,714,876	11,140,319
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	190,833,950	5,816,391	9,813,697	128,659,738	112,678,643
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,154,359,208	$41,884,299	$96,528,667	$842,380,004	$375,548,350
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	55,406,590	3,002,107	6,116,530	59,607,219	12,295,993
NET ASSET VALUE PER SHARE	$20.83	$13.95	$15.78	$14.13	$30.54
(1) Cash denominated in foreign currencies, at cost.	—	—	—	—	—
(2) Written options, premiums received.	—	—	—	52,224	—

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$243,948,725	$179,156,484	$36,247,727	$297,953,190	$532,250,218
Total investments, at cost	$243,948,725	$179,156,484	$36,247,727	$297,953,190	$532,250,218
Investments in securities, at value:
Investments in securities of unaffiliated issuers	$252,650,808	$209,398,273	$47,892,537	$389,934,987	$800,363,410
Total investments, at value	252,650,808	209,398,273	47,892,537	389,934,987	800,363,410
Cash denominated in foreign currency, at value:(1)	—	10,204	—	—	—
Receivables:
Investments sold	1,049,036	—	959,960	6,051,055	11,161,313
Fund shares sold	311,959	91,109	31,113	726,725	323,021
Dividends	25,861	622,116	13,570	159,348	137,910
Interest	3,727,089	1,083	466	5,457	8,357
Other assets	21,356	4,409	12,440	11,802	27,076
Total assets	257,786,109	210,127,194	48,910,086	396,889,374	812,021,087
LIABILITIES:
Payables:
Investments purchased	1,000,000	—	—	1,489,786	3,691,405
Written options, at value(2) (Note 8)	—	—	—	—	—
Fund shares purchased	211,218	62,544	36,789	502,592	1,971,987
Management fees	244,455	172,923	36,199	326,912	680,229
Custody fees	—	14,323	—	—	—
Accrued expenses	2,273	71,198	553	12,736	6,350
Total liabilities	1,457,946	320,988	73,541	2,332,026	6,349,971
NET ASSETS	$256,328,163	$209,806,206	$48,836,545	$394,557,348	$805,671,116
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$240,201,962	$179,779,406	$35,580,880	$275,790,581	$405,612,003
Undistributed (distribution in excess of) net investment income (loss)	(297,878)	2,221,080	225,529	(608,949)	(3,848,346)
Accumulated net realized gain (loss) from investment and foreign currency transactions	7,721,996	(2,436,069)	1,385,326	27,393,919	135,794,267
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	8,702,083	30,241,789	11,644,810	91,981,797	268,113,192
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$256,328,163	$209,806,206	$48,836,545	$394,557,348	$805,671,116
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	22,487,206	17,247,206	1,919,627	24,527,918	42,773,606
NET ASSET VALUE PER SHARE	$11.40	$12.16	$25.44	$16.09	$18.84
(1) Cash denominated in foreign currencies, at cost.	—	10,204	—	—	—
(2) Written options, premiums received.	—	—	—	—	—

Statements of Operations

For the Six Months Ended September 30, 2016 (Unaudited)

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
INVESTMENT INCOME:
Interest	$157,074	$4,054	$10,145	$5,103,980	$17,953
Dividends:
Dividends from securities of unaffiliated issuers	4,437,050	445,042	747,823	10,904,247	2,967,810
Foreign tax withheld	(7,820)	(2,443)	(10,811)	(108,669)	(23,072)
Total investment income	4,586,304	446,653	747,157	15,899,558	2,962,691
EXPENSES:
Management fees (Note 3)	5,457,909	176,949	739,851	4,395,328	1,708,911
Registration fees	37,829	9,700	10,170	11,291	15,738
Custody fees	—	—	—	—	—
Other	10,055	1,091	1,790	24,212	4,500
Total expenses	5,505,793	187,740	751,811	4,430,831	1,729,149
Net investment income (loss)	(919,489)	258,913	(4,654)	11,468,727	1,233,542
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Investment transactions of unaffiliated issuers	29,406,386	420,606	13,978,455	2,107,717	9,426,385
Options written (Note 8)	—	—	—	470,011	—
Net unrealized appreciation/depreciation during the period on:
Investments	55,601,572	1,782,929	(1,490,882)	26,635,399	9,648,667
Options written (Note 8)	—	—	—	78,715	—
Net realized and unrealized gain on investments	85,007,958	2,203,535	12,487,573	29,291,842	19,075,052
Net increase in net assets resulting from operations	$84,088,469	$2,462,448	$12,482,919	$40,760,569	$20,308,594

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
INVESTMENT INCOME:
Interest	$7,587,489	$8,064	$2,967	$26,165	$32,686
Dividends:
Dividends from securities of unaffiliated issuers	225,988	3,679,830	253,106	1,576,115	1,886,864
Foreign tax withheld	—	(336,098)	—	(3,505)	(12,878)
Total investment income	7,813,477	3,351,796	256,073	1,598,775	1,906,672
EXPENSES:
Management fees (Note 3)	1,467,796	1,084,867	215,753	2,083,239	4,357,602
Registration fees	14,375	24,661	10,625	21,243	16,202
Custody fees	—	27,200	—	—	—
Other	5,734	2,925	1,196	5,071	9,588
Total expenses	1,487,905	1,139,653	227,574	2,109,553	4,383,392
Net investment income (loss)	6,325,572	2,212,143	28,499	(510,778)	(2,476,720)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Investment transactions of unaffiliated issuers	5,521,894	3,562,226	1,414,116	29,382,455	136,596,738
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the period on:
Investments	3,507,155	7,545,910	3,211,310	(1,363,953)	(28,341,662)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain on investments	9,029,049	11,108,136	4,625,426	28,018,502	108,255,076
Net increase in net assets resulting from operations	$15,354,621	$13,320,279	$4,653,925	$27,507,724	$105,778,356

Statements of Changes in Net Assets

	BUFFALO DISCOVERY FUND		BUFFALO DIVIDEND FOCUS FUND		BUFFALO EMERGING OPPORTUNITIES FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016
OPERATIONS:
Net investment income (loss)	$(919,489)	$(1,583,910)	$258,913	$446,550	$(4,654)	$(2,047,541)
Net realized gain on investment transactions	29,406,386	25,128,654	420,606	336,393	13,978,455	9,756,332
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	55,601,572	(49,860,804)	1,782,929	(1,055,808)	(1,490,882)	(37,776,879)
Net increase (decrease) in net assets resulting from operations	84,088,469	(26,316,060)	2,462,448	(272,865)	12,482,919	(30,068,088)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(259,532)	(457,462)	—	—
Net realized gain from investment transactions	—	(64,511,020)	—	(713,884)	—	(10,988,773)
Total distributions to shareholders	—	(64,511,020)	(259,532)	(1,171,346)	—	(10,988,773)
CAPITAL SHARE TRANSACTIONS:
Shares sold	202,481,632	528,747,474	7,268,346	14,439,497	2,848,419	10,707,189
Reinvested dividends and distributions	—	62,796,612	252,761	1,147,831	—	10,621,854
Shares issued	202,481,632	591,544,086	7,521,107	15,587,328	2,848,419	21,329,043
Redemptions	(142,815,792)	(264,387,236)	(6,063,021)	(17,053,654)	(33,083,756)	(104,856,342)
Redemption fees (Note 5)	22,027	65,718	1,319	16,168	11,387	25,924
Shares repurchased	(142,793,765)	(264,321,518)	(6,061,702)	(17,037,486)	(33,072,369)	(104,830,418)
Net increase (decrease) from capital share transactions	59,687,867	327,222,568	1,459,405	(1,450,158)	(30,223,950)	(83,501,375)
Total increase (decrease) in net assets	143,776,336	236,395,488	3,662,321	(2,894,369)	(17,741,031)	(124,558,236)
NET ASSETS:
Beginning of period	1,010,582,872	774,187,384	38,221,978	41,116,347	114,269,698	238,827,934
End of period	$1,154,359,208	$1,010,582,872	$41,884,299	$38,221,978	$96,528,667	$114,269,698
Undistributed (distribution in excess of) net investment income (loss) at end of period	$(1,174,425)	$(254,936)	$14,022	$14,641	$(343,940)	$(339,286)
Fund share transactions:
Shares sold	10,219,678	26,128,516	535,461	1,073,035	200,424	661,955
Reinvested dividends and distributions	—	3,253,710	18,631	88,056	—	748,018
	10,219,678	29,382,226	554,092	1,161,091	200,424	1,409,973
Shares repurchased	(7,166,561)	(13,041,105)	(448,577)	(1,251,594)	(2,312,775)	(6,562,809)
Net increase (decrease) in fund shares	3,053,117	16,341,121	105,515	(90,503)	(2,112,351)	(5,152,836)

The accompanying notes are an integral part of these financial statements.

	BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016
OPERATIONS:
Net investment income (loss)	$11,468,727	$30,375,157	$1,233,542	$2,205,233
Net realized gain on investment transactions	2,577,728	14,041,671	9,426,385	25,988,182
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	26,714,114	(77,603,528)	9,648,667	(33,316,627)
Net increase (decrease) in net assets resulting from operations	40,760,569	(33,186,700)	20,308,594	(5,123,212)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(13,344,786)	(32,779,631)	—	(2,369,512)
Net realized gain from investment transactions	—	(7,227,411)	—	(62,948,313)
Total distributions to shareholders	(13,344,786)	(40,007,042)	—	(65,317,825)
CAPITAL SHARE TRANSACTIONS:
Shares sold	21,942,682	96,165,630	41,642,217	58,592,597
Reinvested dividends and distributions	12,772,493	38,728,360	—	63,144,602
Shares issued	34,715,175	134,893,990	41,642,217	121,737,199
Redemptions	(119,002,486)	(513,424,639)	(81,913,791)	(118,957,106)
Redemption fees (Note 5)	5,299	25,282	768	4,115
Shares repurchased	(118,997,187)	(513,399,357)	(81,913,023)	(118,952,991)
Net increase (decrease) from capital share transactions	(84,282,012)	(378,505,367)	(40,270,806)	2,784,208
Total increase (decrease) in net assets	(56,866,229)	(451,699,109)	(19,962,212)	(67,656,829)
NET ASSETS:
Beginning of period	899,246,233	1,350,945,342	395,510,562	463,167,391
End of period	$842,380,004	$899,246,233	$375,548,350	$395,510,562
Undistributed (distribution in excess of) net investment income (loss) at end of period	$(1,858,982)	$17,077	$1,480,974	$247,432
Fund share transactions:
Shares sold	1,566,476	6,893,485	1,385,475	1,828,437
Reinvested dividends and distributions	913,428	2,773,162	—	2,228,895
	2,479,904	9,666,647	1,385,475	4,057,332
Shares repurchased	(8,504,362)	(36,991,716)	(2,793,800)	(3,739,828)
Net increase (decrease) in fund shares	(6,024,458)	(27,325,069)	(1,408,325)	317,504

Statements of Changes in Net Assets

	BUFFALO HIGH YIELD FUND		BUFFALO INTERNATIONAL FUND		BUFFALO LARGE CAP FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016
OPERATIONS:
Net investment income (loss)	$6,325,572	$9,910,366	$2,212,143	$1,317,437	$28,499	$197,030
Net realized gain (loss) on investment transactions	5,521,894	6,340,981	3,562,226	(805,435)	1,414,116	1,861,798
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	3,507,155	(17,065,889)	7,545,910	(13,191,116)	3,211,310	(3,292,171)
Net increase (decrease) in net assets resulting from operations	15,354,621	(814,542)	13,320,279	(12,679,114)	4,653,925	(1,233,343)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(6,150,088)	(10,414,211)	—	(1,095,729)	—	(77,505)
Net realized gain from investment transactions	—	(3,950,308)	—	—	—	(3,311,860)
Total distributions to shareholders	(6,150,088)	(14,364,519)	—	(1,095,729)	—	(3,389,365)
CAPITAL SHARE TRANSACTIONS:
Shares sold	45,634,480	118,275,987	3,340,883	37,639,666	3,194,613	21,633,409
Reinvested dividends and distributions	5,882,981	13,711,474	—	1,037,216	—	3,301,395
Shares issued	51,517,461	131,987,461	3,340,883	38,676,882	3,194,613	24,934,804
Redemptions	(86,826,229)	(90,457,053)	(41,300,863)	(47,082,015)	(6,805,874)	(16,538,370)
Redemption fees (Note 5)	47,216	46,711	286	18,013	72	7,542
Shares repurchased	(86,779,013)	(90,410,342)	(41,300,577)	(47,064,002)	(6,805,802)	(16,530,828)
Net increase (decrease) from capital share transactions	(35,261,552)	41,577,119	(37,959,694)	(8,387,120)	(3,611,189)	8,403,976
Total increase (decrease) in net assets	(26,057,019)	26,398,058	(24,639,415)	(22,161,963)	1,042,736	3,781,268
NET ASSETS:
Beginning of period	282,385,182	255,987,124	234,445,621	256,607,584	47,793,809	44,012,541
End of period	$256,328,163	$282,385,182	$209,806,206	$234,445,621	$48,836,545	$47,793,809
Undistributed (distribution in excess of) net investment income (loss) at end of period	$(297,878)	$(473,362)	$2,221,080	$8,937	$225,529	$197,030
Fund share transactions:
Shares sold	4,054,852	10,459,674	289,607	3,234,146	133,249	876,830
Reinvested dividends and distributions	522,518	1,212,906	—	92,941	—	142,363
	4,577,370	11,672,580	289,607	3,327,087	133,249	1,019,193
Shares repurchased	(7,669,144)	(7,959,324)	(3,606,885)	(4,267,736)	(283,244)	(703,631)
Net increase (decrease) in fund shares	(3,091,774)	3,713,256	(3,317,278)	(940,649)	(149,995)	315,562

The accompanying notes are an integral part of these financial statements.

	BUFFALO MID CAP FUND		BUFFALO SMALL CAP FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016
OPERATIONS:
Net investment income (loss)	$(510,778)	$(507,123)	$(2,476,720)	$(9,873,361)
Net realized gain (loss) on investment transactions	29,382,455	38,443,497	136,596,738	670,683,441
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(1,363,953)	(87,809,809)	(28,341,662)	(864,853,179)
Net increase (decrease) in net assets resulting from operations	27,507,724	(49,873,435)	105,778,356	(204,043,099)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	—	—
Net realized gain from investment transactions	—	(56,352,667)	—	(519,691,625)
Total distributions to shareholders	—	(56,352,667)	—	(519,691,625)
CAPITAL SHARE TRANSACTIONS:
Shares sold	34,472,076	140,844,215	26,999,915	126,590,067
Reinvested dividends and distributions	—	55,822,440	—	510,033,365
Shares issued	34,472,076	196,666,655	26,999,915	636,623,432
Redemptions	(126,060,010)	(198,116,230)	(288,539,093)	(1,957,479,802)
Redemption fees (Note 5)	2,346	9,366	20,762	22,168
Shares repurchased	(126,057,664)	(198,106,864)	(288,518,331)	(1,957,457,634)
Net increase (decrease) from capital share transactions	(91,585,588)	(1,440,209)	(261,518,416)	(1,320,834,202)
Total increase (decrease) in net assets	(64,077,864)	(107,666,311)	(155,740,060)	(2,044,568,926)
NET ASSETS:
Beginning of period	458,635,212	566,301,523	961,411,176	3,005,980,102
End of period	$394,557,348	$458,635,212	$805,671,116	$961,411,176
Undistributed (distribution in excess of) net investment income (loss) at end of period	$(608,949)	$(98,171)	$(3,848,346)	$(1,371,626)
Fund share transactions:
Shares sold	2,261,563	8,005,587	1,564,596	4,836,540
Reinvested dividends and distributions	—	3,691,961	—	29,278,609
	2,261,563	11,697,548	1,564,596	34,115,149
Shares repurchased	(8,222,857)	(11,521,235)	(16,584,012)	(67,881,153)
Net increase (decrease) in fund shares	(5,961,294)	176,313	(15,019,416)	(33,766,004)

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DISCOVERY FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	2013(2)	2012
Net asset value, beginning of period	$19.30	$21.50	$20.53	$17.08	$16.96	$16.28
Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.05)	(0.08)	0.02	(0.07)
Net realized and unrealized gains (losses)	1.55	(0.69)	3.08	5.04	1.32	1.74
Total from investment operations	1.53	(0.72)	3.03	4.96	1.34	1.67
Less distributions from:
Net investment income	—	—	—	—	(0.03)	—
Net realized gain from investment transactions	—	(1.48)	(2.06)	(1.51)	(1.19)	(0.99)
Total distributions	—	(1.48)	(2.06)	(1.51)	(1.22)	(0.99)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$20.83	$19.30	$21.50	$20.53	$17.08	$16.96
Total return*	7.93%	(3.33%)	15.56%	29.54%	8.46%	11.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,154,359	$1,010,583	$774,187	$649,536	$515,429	$416,772
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.17%)	(0.18%)	(0.28%)	(0.47%)	0.09%	(0.46%)
Portfolio turnover rate*	21%	59%	52%	48%	53%	52%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DIVIDEND FOCUS FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	FOR THE YEAR ENDED MARCH 31,			FOR THE PERIOD FROM DECEMBER 3, 2012 (COMMENCEMENT OF OPERATIONS) TO
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	MARCH 31, 2013
Net asset value, beginning of period	$13.20	$13.76	$12.25	$10.55	$10.00
Income from investment operations:
Net investment income	0.09	0.16	0.13	0.16	0.01
Net realized and unrealized gains (losses)	0.75	(0.30)	2.16	2.08	0.55
Total from investment operations	0.84	(0.14)	2.29	2.24	0.56
Less distributions from:
Net investment income	(0.09)	(0.17)	(0.13)	(0.16)	(0.01)
Net realized gain from investment transactions	—	(0.26)	(0.65)	(0.38)	—
Total distributions	(0.09)	(0.43)	(0.78)	(0.54)	(0.01)
Paid-in capital from redemption fees (Note 5)	— (1)	0.01	— (1)	— (1)	— (1)
Net asset value, end of period	$13.95	$13.20	$13.76	$12.25	$10.55
Total return*	6.38%	(0.88%)	18.86%	21.65%	5.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,884	$38,222	$41,116	$18,701	$13,802
Ratio of expenses to average net assets**	0.95%	0.97%	0.94%	0.93%	1.61%
Ratio of net investment income to average net assets**	1.32%	1.21%	1.04%	1.47%	0.59%
Portfolio turnover rate*	14%	65%	62%	77%	8%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO EMERGING OPPORTUNITIES FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014(2)	2013	2012
Net asset value, beginning of period	$13.89	$17.85	$19.31	$13.86	$11.71	$10.24
Income from investment operations:
Net investment loss	(0.02)	(0.28)	(0.31)	(0.14)	(0.05)	(0.09)
Net realized and unrealized gains (losses)	1.91	(2.45)	0.06	5.59	2.20	1.56
Total from investment operations	1.89	(2.73)	(0.25)	5.45	2.15	1.47
Less distributions from:
Net realized gain from investment transactions	—	(1.23)	(1.25)	(0.05)	—	—
Paid-in capital from redemption fees (Note 5)	— (1)	— (1)	0.04	0.05	— (1)	— (1)
Net asset value, end of period	$15.78	$13.89	$17.85	$19.31	$13.86	$11.71
Total return*	13.61%	(15.47%)	(0.71%)	39.66%	18.36%	14.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96.529	$114,270	$238,828	$525,856	$92,959	$40,981
Ratio of expenses to average net assets**	1.47%	1.47%	1.47%	1.48%	1.50%	1.51%
Ratio of net investment loss to average net assets**	(0.01%)	(1.19%)	(1.29%)	(1.36%)	(0.69%)	(0.99%)
Portfolio turnover rate*	51%	70%	19%	23%	21%	31%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013 the Fund was known as the Buffalo Micro Cap Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO FLEXIBLE INCOME FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	2013	2012(2)
Net asset value, beginning of period	$13.70	$14.53	$14.41	$13.54	$12.39	$11.76
Income from investment operations:
Net investment income	0.18	0.38	0.30	0.29	0.37	0.41
Net realized and unrealized gains (losses)	0.46	(0.70)	0.18	0.99	1.20	0.63
Total from investment operations	0.64	(0.32)	0.48	1.28	1.57	1.04
Less distributions from:
Net investment income	(0.21)	(0.41)	(0.30)	(0.28)	(0.42)	(0.41)
Net realized gain from investment transactions	—	(0.10)	(0.06)	(0.13)	—	—
Total distributions	(0.21)	(0.51)	(0.36)	(0.41)	(0.42)	(0.41)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$14.13	$13.70	$14.53	$14.41	$13.54	$12.39
Total return*	4.73%	(2.24%)	3.33%	9.56%	12.96%	9.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$842,380	$899,246	$1,350,945	$1,397,857	$862,681	$377,851
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.02%	1.01%
Ratio of net investment income to average net assets**	2.62%	2.72%	2.05%	2.06%	2.89%	3.49%
Portfolio turnover rate*	1%	5%	42%	13%	25%	19%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective July 29, 2011, the Fund name was changed to Buffalo Flexible Income Fund. Prior to July 29, 2011, the Fund was known as the Buffalo Balanced Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.86	$34.60	$35.45	$29.53	$27.93	$26.15
Income from investment operations:
Net investment income	0.10	0.18	0.19	0.15	0.15	0.06
Net realized and unrealized gains (losses)	1.58	(0.61)	3.63	8.02	1.57	2.17
Total from investment operations	1.68	(0.43)	3.82	8.17	1.72	2.23
Less distributions from:
Net investment income	—	(0.19)	(0.18)	(0.22)	(0.12)	(0.01)
Net realized gain from investment transactions	—	(5.12)	(4.49)	(2.03)	—	(0.44)
Total distributions	—	(5.31)	(4.67)	(2.25)	(0.12)	(0.45)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$30.54	$28.86	$34.60	$35.45	$29.53	$27.93
Total return*	5.82%	(0.96%)	11.32%	27.98%	6.20%	8.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$375,548	$395,511	$463,167	$616,043	$493,659	$507,136
Ratio of expenses to average net assets**	0.91%	0.91%	0.91%	0.91%	0.91%	0.92%
Ratio of net investment income to average net assets**	0.52%	0.52%	0.48%	0.44%	0.51%	0.27%
Portfolio turnover rate*	6%	42%	30%	37%	44%	46%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.04	$11.71	$11.84	$11.67	$11.40	$11.45
Income from investment operations:
Net investment income	0.24	0.44	0.44	0.44	0.55	0.66
Net realized and unrealized gains (losses)	0.36	(0.48)	(0.03)	0.37	0.35	(0.03)
Total from investment operations	0.60	(0.04)	0.41	0.81	0.90	0.63
Less distributions from:
Net investment income	(0.24)	(0.46)	(0.42)	(0.46)	(0.62)	(0.68)
Net realized gain from investment transactions	—	(0.17)	(0.12)	(0.18)	(0.01)	—
Total distributions	(0.24)	(0.63)	(0.54)	(0.64)	(0.63)	(0.68)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$11.40	$11.04	$11.71	$11.84	$11.67	$11.40
Total return*	5.44%	(0.41%)	3.58%	7.12%	8.20%	5.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$256,328	$282,385	$255,987	$290,538	$261,112	$255,771
Ratio of expenses to average net assets**	1.01%	1.01%	1.02%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets**	4.32%	3.79%	3.71%	3.72%	4.85%	5.89%
Portfolio turnover rate*	19%	44%	25%	39%	32%	21%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	2013(1)	2012
Net asset value, beginning of period	$11.40	$11.93	$11.73	$10.28	$9.52	$9.79
Income from investment operations:
Net investment income	0.13	0.06	0.09	0.04	0.04	0.05
Net realized and unrealized gains (losses)	0.63	(0.54)	0.18	1.43	0.76	(0.27)
Total from investment operations	0.76	(0.48)	0.27	1.47	0.80	(0.22)
Less distributions from:
Net investment income	—	(0.05)	(0.07)	(0.02)	(0.04)	(0.05)
Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$12.16	$11.40	$11.93	$11.73	$10.28	$9.52
Total return*	6.67%	(4.02%)	2.32%	14.31%	8.44%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,806	$234,446	$256,608	$225,299	$106,500	$70,805
Ratio of expenses to average net assets**	1.05%	1.04%	1.05%	1.07%	1.09%	1.14%
Ratio of net investment income to average net assets**	2.04%	0.52%	0.77%	0.38%	0.42%	0.58%
Portfolio turnover rate*	2%	7%	21%	15%	23%	29%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund. During the year ended March 31, 2013, the Fund incurred $17.3 million in purchases associated with the transfer of assets of the Buffalo China Fund, which merged into the Fund on January 25, 2013. The purchases were excluded from portfolio turnover calculation. Activity after January 25, 2013 reflects the Funds' combined operations.

(2)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.09	$25.09	$23.34	$21.89	$21.58	$20.96
Income from investment operations:
Net investment income	0.02	0.09	0.05	0.06	0.08	0.04
Net realized and unrealized gains (losses)	2.33	(0.47)	4.51	4.94	1.79	0.74
Total from investment operations	2.35	(0.38)	4.56	5.00	1.87	0.78
Less distributions from:
Net investment income	—	(0.04)	(0.05)	(0.08)	(0.15)	(0.04)
Net realized gain from investment transactions	—	(1.58)	(2.76)	(3.47)	(1.41)	(0.12)
Total distributions	—	(1.62)	(2.81)	(3.55)	(1.56)	(0.16)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$25.44	$23.09	$25.09	$23.34	$21.89	$21.58
Total return*	10.18%	(1.56%)	20.29%	23.13%	9.17%	3.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,837	$47,794	$44,013	$32,111	$28,352	$37,990
Ratio of expenses to average net assets**	0.95%	0.94%	0.96%	0.97%	0.97%	0.96%
Ratio of net investment income to average net assets**	0.12%	0.41%	0.23%	0.21%	0.33%	0.17%
Portfolio turnover rate*	12%	62%	30%	45%	49%	59%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.04	$18.68	$19.27	$17.94	$17.95	$17.25
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.04)	(0.04)	0.01	(0.06)
Net realized and unrealized gains (losses)	1.07	(1.62)	1.87	4.45	0.78	1.08
Total from investment operations	1.05	(1.64)	1.83	4.41	0.79	1.02
Less distributions from:
Net investment income	—	— (1)	— (1)	— (1)	(0.01)	— (1)
Net realized gain from investment transactions	—	(2.00)	(2.42)	(3.08)	(0.79)	(0.32)
Total distributions	—	(2.00)	(2.42)	(3.08)	(0.80)	(0.32)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$16.09	$15.04	$18.68	$19.27	$17.94	$17.95
Total return*	6.98%	(8.83%)	10.43%	25.46%	4.67%	6.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$394,557	$458,635	$566,302	$620,255	$625,178	$734,567
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.25%)	(0.10%)	(0.18%)	(0.20%)	0.07%	(0.34%)
Portfolio turnover rate*	10%	46%	12%	45%	31%	31%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Data for a share of capital stock	SIX MONTHS ENDED SEPTEMBER 30, 2016	YEARS ENDED MARCH 31,
outstanding throughout the period.	(UNAUDITED)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.64	$32.83	$36.02	$30.93	$28.54	$27.69
Income from investment operations:
Net investment loss	(0.07)	(0.20)	(0.24)	(0.16)	(0.09)	(0.00	)(1)
Net realized and unrealized gains (losses)	2.27	(3.60)	0.31	8.44	4.20	0.91
Total from investment operations	2.20	(3.80)	0.07	8.28	4.11	0.91
Less distributions from:
Net realized gain from investment transactions	—	(12.39)	(3.26)	(3.19)	(1.72)	(0.06)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$18.84	$16.64	$32.83	$36.02	$30.93	$28.54
Total return*	13.22%	(13.28%)	0.56%	26.71%	15.02%	3.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$805,671	$961,411	$3,005,980	$3,803,381	$3,144,179	$2,768,696
Ratio of expenses to average net assets**	1.01%	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets **	(0.57%)	(0.61%)	(0.63%)	(0.45%)	(0.31%)	(0.00	%)(2)
Portfolio turnover rate*	18%	41%	17%	22%	34%	24%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

 Notes to Financial Statements

September 30, 2016 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds"), are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital.

The investment objectives of the Buffalo Flexible Income Fund are the generation of current income and, as a secondary objective, the long-term growth of capital.

The investment objectives of the Buffalo Dividend Focus Fund and the Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2016, the Buffalo Flexible Income Fund held one fair valued security, with a market value of $0 or 0.00% of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE").

Debt securities with remaining maturities of 60 days or less are normally valued at market value.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' corporate bond valuation policies.

In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2016. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,052,423,324	$—	$—	$1,052,423,324
REITS	25,505,554	—	—	25,505,554
Short Term Investment	67,353,438	—	—	67,353,438
Total*	$1,145,282,316	$—	$—	$1,145,282,316

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$38,727,096	$—	$—	$38,727,096
REITS	636,517	—	—	636,517
Short Term Investment	2,483,552	—	—	2,483,552
Total*	$41,847,165	$—	$—	$41,847,165

BUFFALO EMERGING OPPORTUNIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$84,341,253	$—	$—	$84,341,253
Short Term Investment	9,068,401	—	—	9,068,401
Total*	$93,409,654	$—	$—	$93,409,654

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$629,829,522	$—	$—	$629,829,522
REITS	15,151,436	—	—	15,151,436
Convertible Bonds	—	55,338,578	—	55,338,578
Corporate Bonds	—	135,562,576	—	135,562,576
Short Term Investment	4,579,316	—	—	4,579,316
Total*	$649,560,274	$190,901,154	$—	$840,461,428
Written Options	(4,125)	(3,750)	—	(7,875)

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$360,710,350	$—	$—	$360,710,350
REITS	7,125,385	—	—	7,125,385
Short Term Investment	9,128,806	—	—	9,128,806
Total*	$376,964,541	$—	$—	$376,964,541

 Notes to Financial Statements

September 30, 2016 (Unaudited)

(Continued)

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Preferred Stock	$—	$2,172,500	$—	$2,172,500
Convertible Preferred Stock	1,643,260	—	—	1,643,260
Convertible Bonds	—	33,207,400	—	33,207,400
Corporate Bonds	—	181,308,954	—	181,308,954
Bank Loans	—	28,302,297	—	28,302,297
Short Term Investment	6,016,397	—	—	6,016,397
Total*	$7,659,657	$244,991,151	$—	$252,650,808

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$203,431,763	$—	$—	$203,431,763
Short Term Investment	5,966,510	—	—	5,966,510
Total*	$209,398,273	$—	$—	$209,398,273

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$44,681,834	$—	$—	$44,681,834
REITS	1,156,763	—	—	1,156,763
Short Term Investment	2,053,940	—	—	2,053,940
Total*	$47,892,537	$—	$—	$47,892,537

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$350,477,486	$—	$—	$350,477,486
REITS	7,525,262	—	—	7,525,262
Short Term Investment	31,932,239	—	—	31,932,239
Total*	$389,934,987	$—	$—	$389,934,987

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$753,240,827	$—	$—	$753,240,827
Short Term Investment	47,122,583	—	—	47,122,583
Total*	$800,363,410	$—	$—	$800,363,410

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2016, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2013 through March 31, 2016. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENT — In August 2014, the FASB issued Accounting Standard Update ("ASU") 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40). The pronouncement determines management's responsibility regarding assessment of the Funds' ability to continue as a going concern, even if the Funds' liquidation is not imminent. Currently, no similar guidance exists. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the Funds' ability to continue as a going concern within one year after the date the financial statements are issued. Substantial doubt exists if these conditions or events indicate that the Funds will be unable to meet their obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management's plan to mitigate, certain disclosures must be made in the financial statements. ASU 2014-15 is effective for annual periods ending after December 15, 2016 and for annual and interim periods thereafter; however, early adoption is permitted. Management does not believe that the update will have an impact on the Funds' financial statements, but it may require additional disclosures.

 Notes to Financial Statements

September 30, 2016 (Unaudited)

(Continued)

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the six months ended September 30, 2016 and the year ended March 31, 2016 were as follows:

	SIX MONTHS ENDED SEPTEMBER 30, 2016		YEAR ENDED MARCH 31, 2016
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*
Buffalo Discovery Fund	$—	$—	$10,904,989	$53,606,089
Buffalo Dividend Focus Fund	259,532	—	846,019	325,327
Buffalo Emerging Opportunities Fund	—	—	—	10,988,773
Buffalo Flexible Income Fund	13,344,786	—	32,779,631	7,227,411
Buffalo Growth Fund	—	—	3,645,391	61,672,434
Buffalo High Yield Fund	6,150,088	—	10,414,211	3,950,308
Buffalo International Fund	—	—	1,095,729	—
Buffalo Large Cap Fund	—	—	813,502	2,575,863
Buffalo Mid Cap Fund	—	—	—	56,352,667
Buffalo Small Cap Fund	—	—	—	519,691,625

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2016.

Distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo Discovery Fund	$1,328,974	$(11,964,137)	$10,635,163
Buffalo Dividend Focus Fund	5,235	(331,874)	326,639
Buffalo Emerging Opportunities Fund	2,367,199	—	(2,367,199)
Buffalo Flexible Income Fund	1,609,396	(4,697,029)	3,087,633
Buffalo Growth Fund	(100)	(10,896,681)	10,896,781
Buffalo High Yield Fund	99,077	(1,419,149)	1,320,072
Buffalo International Fund	(596,795)	596,795	—
Buffalo Large Cap Fund	(1,299)	(753,549)	754,848
Buffalo Mid Cap Fund	855,833	(13,834,414)	12,978,581
Buffalo Small Cap Fund	12,740,729	(349,362,981)	336,622,252

The permanent differences primarily relate to foreign currency adjustments, sale of discount bonds/contingent payment debt instruments, partnership adjustments, net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Tax cost of Investments(a)	$891,886,457	$34,068,436	$104,773,874	$796,330,594	$292,740,221
Unrealized Appreciation	164,516,847	4,736,305	21,602,849	176,065,705	109,725,566
Unrealized Depreciation	(30,847,766)	(739,746)	(10,432,414)	(77,694,302)	(7,029,909)
Net unrealized appreciation	133,669,081	3,996,559	11,170,435	98,371,403	102,695,657
Undistributed Ordinary Income	—	1,972	—	2,073,167	247,432
Undistributed Long Term Capital Gain	—	—	—	2,704,603	2,048,253
Distributable earnings	—	1,972	—	4,777,770	2,295,685
Other accumulated loss	(254,936)	(134,729)	(5,267,291)	(49,324)	—
Total accumulated gain	133,414,145	3,863,802	5,903,144	103,099,849	104,991,342

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$282,830,847	$211,522,749	$38,697,038	$387,218,302	$663,798,117
Unrealized Appreciation	11,272,614	40,319,935	9,964,116	106,165,002	318,117,375
Unrealized Depreciation	(6,754,267)	(17,696,249)	(1,559,406)	(19,852,187)	(22,464,992)
Net unrealized appreciation	4,518,347	22,623,686	8,404,710	86,312,815	295,652,383
Undistributed Ordinary Income	203,166	8,937	197,031	—	—
Undistributed Long Term Capital Gain	2,200,155	—	—	5,044,399	—
Distributable earnings	2,403,321	8,937	197,031	5,044,399	—
Other accumulated loss	—	(5,926,102)	(1)	(98,171)	(1,371,626)
Total accumulated gain	6,921,668	16,706,521	8,601,740	91,259,043	294,280,757

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late-year loss deferrals and/or unrealized gain/(loss) on derivative positions.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the year ended March 31, 2016.

Buffalo Flexible Income Fund	$273,198
Buffalo Emerging Opportunities Fund	3,553,218
Buffalo International Fund	81,896

As of March 31, 2016, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

BUFFALO INTERNATIONAL FUND

MONTH/YEAR REALIZED	MONTH/YEAR EXPIRING	ST	LT
March-09	March-17	$2,530,333	N/A
March-10	March-18	1,076,190	N/A
March-15	Unlimited	705,010	1,587,357
Totals		4,311,533	1,587,357

The utilization of certain capital loss carryovers are subject to annual limitations of $652,599, pursuant to IRC Sec. 382 as a result of acquisition of the Buffalo China Fund on January 25, 2013.

RIC Modernization Act — On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their characteristics as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2016. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2016.

 Notes to Financial Statements

September 30, 2016 (Unaudited)

(Continued)

At March 31, 2016, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

	LATE YEAR ORDINARY LOSSES	LATE YEAR CAPITAL LOSSES
Buffalo Discovery Fund	$254,936	$—
Buffalo Dividend Focus Fund	—	134,729
Buffalo Emerging Opportunities Fund	339,286	4,915,347
Buffalo Mid Cap Fund	98,171	—
Buffalo Small Cap Fund	1,371,626	—

For the year ended March 31, 2016, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND

COUNTRY	GROSS DIVIDEND	TAXES WITHHELD
Belgium	$110,908	$16,636
Bermuda	89,683	—
Brazil	66,784	7,491
Canada	46,812	7,023
Cayman Islands	14,622	—
Chile	55,499	16,245
China	20,631	2,063
Finland	19,370	2,906
France	496,107	97,527
Germany	793,869	114,562
Hong Kong	148,366	11,969
India	72,044	—
Israel	66,096	9,914
Italy	30,224	4,534
Japan	185,153	18,515
Mexico	—	—
Netherlands	108,421	16,263
Norway	137,496	20,624
South Korea	14,391	2,374
Spain	38,903	7,684
Sweden	82,141	12,321
Switzerland	732,770	27,946
Taiwan	116,582	23,316
	$3,446,872	$419,913

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), KCM pays USBFS a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where USBFS receives 25/100 of 1% (0.25%). USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of USBFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(AS A % OF AVERAGE DAILY NET ASSETS)
ASSET LEVEL	MANAGEMENT FEE	USBFS FEE
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any juris- diction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with USBFS and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above. The Buffalo International Fund incurred $27,200 in Custody fees during the period ended September 30, 2016, and recorded a $14,323 Custodian fees payable as of September 30, 2016.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. USBFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the period ended September 30, 2016 was $181,500. Interested trustees who are affiliated with either KCM or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund and Buffalo Mid Cap Fund, sold or exchanged within 60 days of their purchase and shares of the Buffalo Emerging Opportunities Fund, Buffalo High Yield Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended September 30, 2016 were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Purchases	$278,768,318	$8,461,779	$50,322,670	$6,125,837	$22,607,676
Proceeds from Sales	$221,087,972	$5,435,006	$85,452,016	$88,835,088	$49,791,894
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Purchases	$52,360,815	$3,845,601	$5,647,872	$40,724,850	$156,581,834
Proceeds from Sales	$60,492,979	$41,132,514	$10,009,309	$134,115,800	$454,356,015

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2016.

7. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds at September 30, 2016.

 Notes to Financial Statements

September 30, 2016 (Unaudited)

(Continued)

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Funds that has maintained any positions in derivative instruments or engaged in hedging activities during the period ended September 30, 2016.

The number of option contracts written and the premiums received by the Buffalo Flexible Income Fund during the period ended September 30, 2016 were as follows:

Buffalo Flexible Income Fund

	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, March 31, 2016	2,400	$113,034
Options written	4,976	237,202
Options terminated in closing transaction	—	—
Options exercised	(2,775)	(104,855)
Options expired	(3,926)	(193,157)
Outstanding, September 30, 2016	675	$52,224

The following is a summary of the location of derivative investments on the Buffalo Flexible Income Fund's Statement of Assets and Liabilities as of September 30, 2016:

DERIVATIVE INVESTMENT TYPE	VALUE
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$7,875

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Funds as of and for the period ended September 30, 2016:

DERIVATIVE INVESTMENT TYPE	REALIZED GAIN (LOSS) ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$470,011
DERIVATIVE INVESTMENT TYPE	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$78,715

The following tables present derivative assets and liabilities net of amounts available for offset under a master netting arrangement (MNA) and net of related collateral received or pledged, if any, as of September 30, 2016:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

	GROSS	GROSS AMOUNTS OFFSET IN THE	NET AMOUNTS PRESENTED IN	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
DESCRIPTION	AMOUNTS OF RECOGNIZED LIABILITIES	STATEMENT OF FINANCIAL POSITION	THE STATEMENT OF FINANCIAL POSITION	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED/ RECEIVED	NET AMOUNT
LIABILITIES:
Written Options	$7,875	$—	$7,875	$7,875	$—	$7,875

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after September 30, 2016 and through the date the financial statements were issued. At a meeting held on November 16, 2016, it was determined that effective December 1, 2016, the Board of Trustees (the "Board") of Buffalo Funds has approved the elimination of the 2% redemption fee on shares of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund and Buffalo Mid Cap Fund that are redeemed within 60 days of purchase. The Board has also approved the elimination of the 2% redemption fee on shares of the Buffalo Emerging Opportunities Fund, Buffalo High Yield Fund and Buffalo Small Cap Fund that are redeemed within 180 days of purchase. No other events were identified requiring additional disclosure in these financial statements.

Notice to Shareholders

September 30, 2016

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Advisor are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, dis- closure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701 www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal

Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your

Privacy Policy
(Continued)

Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations con- ducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make avail- able Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

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1-800-49-BUFFALO

(1-800-492-8332)

www.buffalofunds.com

BUFFALOFUNDSEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b)         There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report

2

that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 30, 2011.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)         Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Buffalo Funds

By
Clay E. Brethour, President and Treasurer

Date	11/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By
Clay E. Brethour, President and Treasurer

Date	11/30/2016

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